Exhibit 10.05:


     Network Service Provider Agreement between
     Netscape Communications Corporation and the Registrant


     Pages where confidential treatment has been requested are stamped 'Confidential Treatment Requested and Redacted Material has been separately filed with the Commission,' and the appropriate section has been marked in the margin with a star(*).

                      NETSCAPE COMMUNICATIONS CORPORATION
                NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT
                                  COVER SHEET

IDT Internet Services INC.
Full legal name of Network Service Provider (IDT)

294 State Street
Address of Principal Place of Business

Hackensack          NJ             07601
City                State          Zip


Telephone  201-928-1000      Fax   201-928-1057

IDT is incorporated in the state/county of Del.

If IDT is not a corporation, please specify form
of organization
                ---------------------------------

Non Disclosure Agreement Signed      [X] Yes


If yes, date March 9, 1995
                           ----------------------


Name and Description of Internet Access
and/or Intranet Access service/software
(IDT's Product):           IDT's Internet Access Services

Check Applicable:   [X] Netscape Navigator LAN     [X] Netscape Dial-Up Kit

IMPORTANT NOTICE: THIS NETSCAPE COMMUNICATIONS CORPORATION NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT GIVES YOU THE RIGHT TO MAKE AND DISTRIBUTE COPIES OF THE NAVIGATOR SOFTWARE CHECKED ABOVE AT THE PRICING SET FORTH IN ATTACHMENT B HERETO. THE NAVIGATOR SOFTWARE MUST BE OFFERED TO END USERS AS A PACKAGED PRODUCT WITH IDT'S PRODUCT AND MAY NOT BE OFFERED AS A STAND-ALONE PRODUCT. THE NAVIGATOR SOFTWARE IS ONLY TO BE OFFERED TO END USERS IN THE TERRITORY NOTED BELOW. YOU MUST PROVIDE QUARTERLY POINT OF SALE REPORTS TO NETSCAPE. CAREFULLY REVIEW THE REST OF THIS AGREEMENT FOR OTHER IMPORTANT TERMS. FAILURE TO COMPLY WITH THIS AGREEMENT MAY RESULT IN TERMINATION AS SET FORTH IN THIS AGREEMENT.

TERRITORY      Worldwide, subject to compliance with all applicable US
(Country):     and foreign laws.


     NETWORK SERVICE PROVIDER

By: /s/ Howard Balter
    -----------------

Name:   Howard Balter

Title:  COO

Date:   5/16/96


IDT Technical Contact

Primary: Eric Raab

Phone:   201-928-4487

Fax:     201-928-1057    e-mail: eraab@ios.com



     NETSCAPE COMMUNICATIONS
           CORPORATION

By: /s/ Conway (Todd) Rulon-Miller
    -----------------------------

Name:   Conway (Todd) Rulon-Miller


Title:  VP, Sales

Date of Acceptance:   5/23/96


Alternate: Howard Balter

Phone:   201-928-4480

Fax:     same             e-mail: hbalter@mail.idt.net



                                                                     REVIEWED BY
                                                                  NETSCAPE LEGAL
                                                             Initial [illigible]

IDT pa-69366.2                                                        Rev 030496
CONFIDENTIAL

                            AMENDMENT No. ONE TO THE
                      NETSCAPE COMMUNICATIONS CORPORATION
                NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT


This Amendment No. One (the "1st Amendment") is entered into, as of June 25, 1996, by and between IDT Internet Services, Inc., a Delaware corporation with principal offices at 294 State Street, Hackensack, New Jersey 07601 ("IDT") and Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape").

WHEREAS, the parties have entered into a Network Service Provider Distribution Agreement executed by IDT on May 16, 1996 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:


1.


2. Attachments A and B are replaced with Attachments A and B to this 1st Amendment.

3. Capitalized terms defined in the Agreement shall have the same meaning in this 1st Amendment as in the Agreement.

4. Except as expicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

5. In the event of any inconsistency or conflict between the Agreement and this 1st Amendment, the terms, conditions, and provisions of this Amendment shall govern and control.

6. This 1st Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this 1st Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this 1st Amendment to be executed by their duly authorized representatives, effective as of the date of signature by Netscape ("Effective Date").


IDT INTERNET SERVICES INC.              NETSCAPE COMMUNICATIONS CORPORATION


By: /s/ Howard Balter                   By: /s/  Conway (Todd) Rulon-Miller
-----------------------------           -----------------------------------

Name: Howard Balter                     Name:  Conway (Todd) Rulon-Miller
-----------------------------           -----------------------------------

Title: C.O.O.                            Title: V.P. Sales
-----------------------------           -----------------------------------

Date:  6/20/96                          Date: 6/25/96
-----------------------------           -----------------------------------
                                                               6/20/95
                                                                  FRT
CONFIDENTIAL
IDT NSP Amdmt 106-25-96 A11:06 OUT

        06-25-96 A10:05 RCVD


                                        REVIEWED BY NETSCAPE LEGAL

                                        Initial: [ILLEGIBLE TEXT]
                                                 ----------------

                            AMENDMENT No. TWO TO THE
                      NETSCAPE COMMUNICATIONS CORPORATION
                NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT

This Amendment No. Two (the "2nd Amendment") is entered into, as of August 28, 1996, by and between IDT Internet Services, Inc., a Delaware corporation with principal offices at 294 State Street, Hackensack, New Jersey 07601 ("IDT") and Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape").

WHEREAS, the parties have entered into a Network Service Provider Distribution Agreement executed by IDT on May 16, 1996 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. Added as a new language to the end of Section 2.1.1 is: "IDT may also distribute in the Territory by sublicense the initial copy of the Navigator to End Users, electronically, by on-line distribution from IDT's FTP site provided, however, that such electronic distribution is only permitted if such distribution meets all of the following conditions. Electronic on-line distribution must be directly from IDT and not through Distributors, and there shall be no electronic distribution to an End User unless: (a) and until after such End User subscribes to IDT's Product; (b) addressed specifically to such End User; (c) such distribution is password protected and subject to acceptance of an electronic version of the End User License Agreement; (d) such distribution is only made after successful completion of such protection by the End User and acceptance by the End User of the End User License Agreement; and (e) such distribution is solely from IDT's FTP site.

2. Notwithstanding anything to the contrary in Section 4.1 of the Agreement, per copy license fees for each copy of the Navigator that is distributed electronically by on-line distribution shall accrue immediately upon distribution/transmission of each copy from IDT's FTP site.

3. Capitalized terms defined in the Agreement shall have the same meaning in this 1st Amendment as the Agreement.

4. Except as explicitly modified, all terms, conditions, and provisions of the Agreement shall continue in full force and effect.

5. In the event of any inconsistency or conflict between the Agreement and this 2nd Amendment, the terms, conditions and provisions of this 2nd Amendment shall govern and control.

6. This 2nd Amendment, the 1st Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement, the 1st Amendment and this 2nd Amendment.


CONFIDENTIAL                                                             8/22/96
IDT NSP Amdmt 2

IN WITNESS WHEREOF, the parties hereto have caused this 2nd Amendment to be executed by their duly authorized representatives, effective as of the date of signature by Netscape ("Effective Date").

IDT INTERNET SERVICES INC.                   NETSCAPE COMMUNICATIONS
                                             CORPORATION

By:  /s/ Howard Balter                       By:  /s/ Noreen G. Bergin
     --------------------------                   ------------------------------
Name: HOWARD BALTER                          Name:  Noreen G. Bergin
     --------------------------                   ------------------------------
Title:  COO                                  Title:  VP & Corp. Controller
     --------------------------                   ------------------------------
Date:  9/24/96                               Date:  9/30/96
     --------------------------                   ------------------------------


                                                         REVIEWED BY
                                                         NETSCAPE LEGAL

                                                         Initial /s/ [Illegible]
                                                                 ---------------





CONFIDENTIAL
IDT NST Amdmt 2                                                         8/22/96

                  NETSCAPE COMMUNICATIONS CORPORATION
            NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT

This Network Service Provider Distribution Agreement ("Agreement") is entered into by and between Netscape Communications Corporation, a Delaware corporation ("Netscape"), with principal offices at 501 East Middlefield Road, Mountain View, CA 94043, U.S.A. and the Network Service Provider listed and identified on the cover sheet to this Agreement ("Cover Sheet") as of the date of acceptance by Netscape ("Effective Date") listed on the Cover Sheet.

WHEREAS, IDT markets and provides Internet Access services and/or
Intranet Access services.

WHEREAS, IDT desires to obtain rights to use and distribute Netscape's Navigator selected on the Cover Sheet and other Netscape products in accordance with the terms and conditions of this Agreement.

NOW, THEREFORE, the parties agree to the following terms and conditions:

1.    DEFINITIONS

For purposes of this Agreement, the following terms shall have the following meanings:

1.1 "Active User" means a Registered User for which Internet Access or Intranet Access through IDT's Product has not been terminated.

1.2 "Attachment(s) means the attachments to this Agreement which are attached hereto and incorporated herein:

     1.2.1 Attachment A (Description of Netscape Products) which sets forth a description of each Netscape Product licensed hereunder.

     1.2.2 Attachment B (Pricing, Payment Schedules, Deliverables and Territory) which sets forth pricing for IDT, payment schedules and specific items to be delivered to IDT.

     1.2.3 Attachment C (Netscape's End User License Agreements) which sets forth Netscape's terms and conditions of licensing applicable to an end user customer. Attachment C-1 sets forth Netscape's End User License Agreement for the Navigator and Attachment C-2 set forth Netscape's End User License Agreement for the Server Products.

     1.2.4 Attachment D (Quarterly Point of Sale Report) which sets forth the form and information IDT must provide to Netscape each quarter.

     1.2.5 Attachment E (Maintenance and Technical Support) which sets forth Netscape's and IDT's maintenance and support obligations.

     1.2.6 Attachment F (Navigator Custom Program Request Form) which sets forth the elements of the user interface of the Navigator that are available to be customized.

1.3 "Configuration Guide" means the configuration guide for the Netscape Dial-Up Kit to be provided by Netscape to IDT pursuant to this Agreement.

1.4 "Derivative Work(s)" means a revision, modification, translation, abridgment, condensation or expansion of the Navigator or Documentation or any form in which the Netscape Products or Documentation may be recast, transferred, or adapted, which, if prepared without the consent of Netscape, would be a copyright infringement.

1.5 "Distributor" means any third party appointed pursuant to this Agreement by IDT or any Distributor properly appointed hereunder to distribute the Netscape Products to End Users in accordance with the terms hereof.

1.6 "Documentation" means Netscape's standard user manuals, reference manuals and installation guides, or portions thereof, which are distributed as of the Effective Date generally by Netscape to its other licensees of the Navigator either in hard copy or electronic copy, as may be updated by Netscape from time to time and provided to IDT hereunder.

1.7 "End User" means any third party licensed by IDT or a Distributor pursuant to this Agreement to use, but not to further distribute, the Netscape Products except that if such third party is a corporation or other entity, then "End User" means each individual within such corporation or entity licensed by IDT or a Distributor pursuant to this Agreement to use, but not to further distribute, the Netscape Products.

1.8 "Enterprise Kit" means the executable version (but not the source code version) of Netscape's proprietary utility tool software program currently being developed by, and, when released by Netscape, The Enterprise Kit is intended to include functionality that would permit licensees thereof to customize the elements of the user interface of the Netscape Navigator LAN as set forth in Attachment F.

1.9 "Internet Access" means connecting, through any medium now known or hereafter developed or discovered, to the Internet in order to permit data flow between the Internet and the connected End User.

1.10 "Intranet Access" means connecting, through any medium now known or hereafter developed or discovered, to a private network operated by IDT in order to permit data flow between such network and the connected End User.

1.11 "Navigator" means the Netscape Dial-Up Kit and/or Netscape Navigator LAN as selected on the Cover Sheet.

1.12 "Netscape Dial-Up Kit" means, to the extent selected on the Cover Sheet, the executable version (but not the source code version) of the web client software Netscape markets under the name "Netscape Dial-Up Kit", and any Updates that Netscape may provide to IDT hereunder from time to time.

1.13 "Netscape Navigator LAN" means, to the extent selected on the Cover Sheet, the executable version (but not the source code version) of the web client software Netscape markets under the name "Netscape Dial-Up Kit", and any Update that Newscape may provide to IDT hereunder from time to time.

1.14 "Navigator Gold" means the executable version (but not the source code version) of the web client software Netscape markets under the name "Netscape Navigator Gold", and any Updates that Netscape may provide to IDT hereunder from time to time.

1.15 "Server Products" means the executable version (but not the source code version) of the products listed in Section 3 of Attachment A, and any Updates that Netscape may provide to IDT hereunder from time to time.

1.16 "Netscape Products" means the Navigator, Navigator Gold and Server
     Products.

1.17 "IDT's Product" means IDT's Internet Access and/or Intranet Access services/software, as described on the Cover Sheet, with which the Netscape Products are required to be bundled and distributed.

1.18 "Program Errors" means one or more reproducible deviations in the Netscape Products from the applicable functional specifications set forth in the Documentation.

1.19 "Registered User" means (a) an End User of the Navigator that is provided Intranet Access only or Internet Access and Intranet Access through IDT's Product as of the date such access is provided or (b) an End User of the Navigator that has been provided Internet Access and not Intranet Access through IDT's Product and who continues to use IDT's Product for Internet Access for at least thirty (30) days from the date that such End User is first provided Internet Access through IDT's Product.

1.20 "Territory" shall mean that geographic area set forth on the Cover Sheet.

1.21 "Updates" mean updates, if any, to the Netscape Products including any error correction, modification, enhancement, or improvement. Major Updates involve additions of substantial functionality while Minor Updates do not. Major Updates are designated by a change in the number to the left of the decimal point of the number appearing after the product name while Minor Updates are designated by a change in such number to the right of the decimal point. Netscape is the sole determiner of the availability and designation of an Update as a Major or Minor Update. Major Updates exclude software releases which are reasonably designated by Netscape as new products. Where used herein "Updates" shall mean Major Updates and Minor Updates.

2.   GRANT OF LICENSES AND RIGHTS

2.1  Licenses

     2.1.1 Navigator License. Subject to the terms and conditions of this Agreement, Netscape hereby grants to IDT and IDT hereby accepts, a nonexclusive and nontransferable right and license to (i) use in the Territory the Navigator for IDT's internal business purposes, (including, without limitation, for purposes of testing, development, establishment of accounts, provision of technical support to End Users, sales, marketing and promotional activity) (ii) reproduce, without change (except as expressly permitted or required herein), the Navigator (in executable form only) on any tangible media or as expressly permitted in this Section 2.1.1(iv), (iii) distribute in the Teritory by sublicense such Navigator copies to End Users, directly or indirectly through Distributors, solely for use in conjunction with IDT's Product and (iv) directly distribute from IDT's FTP (file transfer protocol) site to Active Users located in the Territory and Updates to the Navigator provided to IDT by Netscape pursuant to this Agreement; provided, that such FTP site shall not permit any person or entity, other than Active Users, to download or otherwise access any Update. In the event Netscape adopts a policy of making generally available to its network service providers distribution of the intial copy of the Navigator from the network service providers FTP site, then Netscape shall grant IDT such distribution rights.

     2.1.2 Navigator Gold and Service Product License. Subject to the terms and conditions of this Agreement, Netscape hereby grants to IDT and IDT hereby accepts, a nonexclusive and nontransferable right and license to (i) use in the Territory the Navigator Gold and Server Products for IDT's internal business purposes, (including, without limitation, for purposes of testing, development, establishment of account, provision of technical support to End Users, sales, marketing and promotional activity) (ii) reproduce, without change (except as expressly permitted or required herein), the Navigator Gold and Server Products (in executable form only) on any tangible media,
           (iii) distribute in the Territory by sublicense such Navigator Gold and Server Products copies to End Users, directly or indirectly through Distributors, solely for use in conjunction with IDT's Product and (iv) distribute to End Users located in the Territory directly or indirectly through Distributors any Updates to the Navigator Gold and Server Products provided to IDT by Netscape pursuant to this Agreement.

     2.1.3 Enterprise Kit License. Subject to the terms and conditions of this Agreement, Netscape hereby grants and IDT hereby accepts, a nonexclusive and nontransferable right and license to use the Enterprise Kit, when commercially released, to customize the Netscape Navigator LAN.

     2.1.4 Distributors. Subject to the terms and conditions of this Agreement, IDT may (i) sublicense to Distributors and such Distributors may sublicense to other Distributors the right and


IDT pa-69366.2                         -5-                           Rev. 030496
CONFIDENTIAL
           license to reproduce, without change (except for changes IDT is permitted to make pursuant to this Agreement, which Distributor is allowed to reproduce), the Navigator (in executable form only) on any tangible media solely as an incorporated part of IDT's Product and to distribute in the Territory by sublicense such Navigator copies to End Users, directly or indirectly through other Distributors, solely for use in conjunction with IDT's Product; and (ii) appoint Distributors to distribute in the Territory directly to End Users the Navigator Gold and Server Products solely in conjunction with IDT's Product. IDT shall not be entitled to grant to any distributor the right to reproduce all or any portion of the Navigator Gold or Server Products or to indirectly sell, sublicense or otherwise distribute the Navigator Gold or Server Products, and no Distributor shall appoint any distributor, reseller or other third party or agent in connection therewith.

     2.1.5 License Restrictions. IDT agrees not to copy (except as expressly permitted herein), modify (except as expressly permitted or required herein), translate, decompile, reverse engineer, disassemble, or otherwise determine or attempt to determine source code from the executable code of the Netscape Products or to create any Derivative Works based upon the Netscape Products or Documentation, and agrees not to permit or authorize anyone else, including, without limitation, any Distributor, to do so. IDT and each Distributor are expressly prohibited from any marketing and/or distribution of the Netscape Products (a) unless each copy of the Netscape Products is bundled with IDT's Product and (b) outside of the Territory. IDT shall not be entitled to grant to any Distributor and no Distributor shall be entitled to grant to any other Distributor the right or license to electronically distribute the Netscape Products, including, without limitation, any Update.

     2.1.6 Limited Modification License. Subject to the terms and conditions of this Agreement, Netscape hereby grants and IDT hereby accepts a nonexclusive and nontransferable right and license to modify (i) the Navigator solely as necessary to bundle the Navigator with IDT's Product, and (ii) the Documentation for the Navigator, solely to reflect accurately the operation of the Navigator as combined with IDT's Product; provided, however, that all such modifications shall be subject to Netscape's reasonable approval, not to be unreasonably withheld or delayed.

     2.1.7 Documentation License. Subject to the terms and conditions of this Agreement, Netscape hereby grants and IDT hereby accepts a nonexclusive and nontransferable right and license to use and reproduce, without change (except as expressly permitted or required herein), the Documentation, and to distribute in the Territory by sublicense the Documentation to End Users, directly or indirectly through Distributors, solely in conjunction with the Netscape Products. Subject to the terms and conditions contained in this Agreement, IDT may sublicense to Distributors and such Distributors may sublicense to other Distributors the right and license to use the Documentation for the Netscape Products, and reproduce, without change, the Documentation for the Navigator, and to distribute in the Territory by sublicense the Documentation to End Users, directly or indirectly through other Distributors, solely in conjunction with the Netscape Products.

     2.1.8 Licenses Dependent on Bundling and Accounting. The licenses granted in this Section 2.1 are conditional upon (i) IDT bundling each copy of the Netscape Products with IDT's Product and IDT and each Distributor marketing and distributing each copy of the Netscape Products only as so bundled with IDT's Product and only in the Territory and (ii) IDT establishing and maintaining controls and procedures sufficient to timely and accurately determine the number of End Users that become Registered Users and the number of then-current Active Users. Without limiting the generality of the foregoing, IDT agrees to implement a user agent or other process that shall accurately deterime and record the version number of each Netscape Products used by an Active User such that IDT can distinguish a new Registered User from an Active User that first uses an Update. If (a) IDT fails to so bundle the Netscape Products, (b) IDT or any Distributor markets or distributes the Netscape Products without IDT's Product bundled therewith or outside of the Territory or (c) IDT fails to account for all Registered Users and all then-current Active Users in accordance with this

IDT pa-69366.2                         -6-                           Rev. 030496
CONFIDENTIAL

           Section 2.1.8, such default shall give rise to Netscape's right of termination pursuant to Section 14.1 hereof, provided that the period for cure shall be ten (10) working days and not sixty (60) days.

     2.1.9 Configuration Guide. In the event that the Netscape Dial-Up Kit is selected on the Cover Sheet, Netscape hereby grants to IDT, and IDT hereby accepts, a nonexclusive and nontransferable right and license, in the Territory, to (a) use (with no right to sublicense) the Configuration Guide to preconfigure the dial-up parameters and Netscape preferences specified therein solely for IDT's Product and for no other network service and (b) modify the Getting Started pofrtion of the Documentation for the Netscape Dial-Up Kit solely to the extent necessary to reflect the preconfigured parameters and dial-up preferences made by IDT to the Netscape Dial-Up Kit in accordance with this Section 2.1.6. Prior to distribution of any Netscape Dial-Up Kit to a Distributor or End User, IDT shall use the Configuration Guide to preconfigure the dial-up parameters and Netscape preferences of each such Netscape Dial-Up Kit to: (i) provide Internet Access and/or Internet Access to End Users solely through IDT's Product and (ii) prevent access to any public network other than the Internet; and to any private network not operated by IDT. IDT is granted no right or license to (x) distribute or sublicense the Configuration Guide to any third party, including, without limitation, Distributors, (y) sublicense to any Distributor the right or license to modify or change all or any portion of the Navigator or Documentation, and (z) except as provided in this
           Section 2.1.9, modify or change all or any portion of the Navigator or Documentation.

    2.1.10 Stack and Dialer. Prior to distribution of any Netscape Navigator LAN to a Distribuitor or End User, IDT shall bundle, in accordance with this Section 2.1.10, each copy of the Netscape Navigator LAN with IDT's or a third party's stack and dialer. IDT agrees to bundle each copy of the Netscape Navigator LAN with such stack and dialer so that such copy of the Netscape Navigator LAN: (i) provides Internet Access and/or Intranet Access to End Users solely through IDT's Product and
           (ii) prevents access to any public network, other than the Internet, and to any private network not operated by IDT.

    2.1.11 IDT Program Guidelines. When if Netscape makes available the Netscape Navigator Flexible Program Outline, IDT and Netscape shall negotiate in good faith the inclusion of the provisions of such Outline into an amendment to this Agreement.

    2.1.12 Promotion of Navigators. IDT agrees to treat all Navigators at least as favorably as it treats any other products distributed by IDT that are competitive with any Navigator. Specifically, IDT agrees that it will not market or promote any Navigator or any other product in a manner that states or could reasonably be interpreted to imply that the Navigator is inferior or secondary to the other product. For example, IDT will not market or promote any other product as preferred, premier, primary or the like as compared to any Navigator for the general Internet browser market.

2.2. Export. IDT shall comply fully with all then current applicable laws, rules and regulations relating to the export of technical data, including, but not limted to any regulations of the United States Office of Export Administration and other applicable governmental agencies and IDT acknowledges that by virtue to certain security technology embedded in the Netscape Products, that export of such software may not be legal. IDT shall conspicuously mark all packaging containing Netscape Products identified by Netscape in writing as not for export with a Not for Export notice. Netscape shall advise IDT of any changes to such laws, rules and regulations of which it has actual knowledge as they may apply to the Netscape Products. Netscape agrees to cooperate in providing information requested by IDT as necessary to obtain any required licenses and approvals. When distributing the Netscape Products and Documentation in countries where an enforceable copyright law covering the same does not exist, IDT shall obtain a written agreement signed by the End User prohibiting the End User from making unauthorized copies of the same.

2.3  Compliance and Laws


IDT pa-69366.2                         -7-                           Rev. 030496
CONFIDENTIAL

     2.3.1 At is own expense, IDT shall make, obtain, and maintain in force at all times during the term of this Agreement, all applicable filings, registrations, reports, licenses, permits and authorizations (collectively Authorizations) in the portions of the Territory in which IDT is distributing the Netscape Products pursuant to this Agreement in order for IDT to perform its obligations under this Agreement. Netscape shall provide IDT with such assistance and cooperation as IDT may reasonably request in making or obtaining any such Authorizations, including without limitation, the execution of appropriate documents. In the event that the issuance of any Authorization is conditioned upon an amendment or modification to this Agreement which is unacceptable to Netscape, Netscape shall have the right to terminate this Agreement without liability or further obligation whatsoever to IDT with respect to the affected portion of the Territory.

     2.3.2 IDT shall comply with all laws, regulations and other legal requirements that apply to this Agreement, including tax and foreign exchange legislation; advise Netscape of any legislation, rule, regulation or other law (including but not limited to any customs, tax, trade, intellectual property or tariff law) which is in effect or which may come into effect in the Territory after the Effective Date of this Agreement and which to IDT's knowledge affects the importation of the Netscape Products into, or the use and the protection of the Netscape Products and the intellectual property of rights within, the Territory, or which has a material effect on any provision of this Agreement, IDT will provide Netscape with the assurances and official documents that Netscape periodically may request to verify IDT's compliance with this subsection.

     2.3.3 Neither IDT or Netscape shall, together with their respective employees and agents, in conformity with the United States Foreign Corrupt Practices Act and with Netscape's established corporate policies regarding foreign business practices which have been disclosed by Netscape to IDT in writing, directly or indirectly make and offer payment, promise to pay, or authorize payment, or offer a gift, promise to give, or authorize the giving of anything of value for the purpose of influencing an act or decision of an official of any government within the Territory or of the United States Government (including a decision not to act) or inducing such a person to use his influence to affect any such governmental act or decision in order to assist Netscape in obtaining, retaining or directing any such business.

2.4 Third Party Licenses. If all or any part of the Netscape Products delivered to IDT has been licensed to Netscape by a third party software supplier then, notwithstanding anything to the contrary contained in this Agreement, IDT is granted a sublicense to the third party softward subject to the same terms and conditions to those contained in the agreement between Netscape and such third party software supplier. In addition, Netscape reserves the right to substitute any third party software in the Netscape Products so long as the new third party software does not materially affect the functionality of the Netscape Products. If such substitution affects the operation or use of the Netscape Products in a manner: (a) that is obvious to the average End User; or (b) which Netscape knows would generally require its network service providers to make technical changes to their Internet access services to incorporate; then Netscape shall provide IDT with reasonable prior notice of such substitution. Netscape represents that current releases of the Netscape Products contain no third party software which would require IDT to agree to any terms and conditions in addtion to those set forth in this Agreement.

2.5 European Union. In the event that any provision of this Agreement prohibits any activity of Licensee or any Distributor in violation of Article 6 of the Council Directive of 14 May 1991 on the legal protection of computer programs, and implementing legislation thereunder (the Directive), then, such activity shall be permitted solely to the extent, if any, that such activity is (i) subject to the jurisdiction of a Member State of the European Union and (ii) expressly permitted by the Directive.

3.   MARKETING AND DISTRIBUTION

3.1 Nonexclusivity. IDT understands that Netscape may enter into arrangements similar to this Agreement with third parties. Netscape understands that IDT may enter into arrangements for


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     bundling and/or distribution of products similar to, or in competition with the Netscape Products, subject to the express provisions of Section 2.1.12 herein.

3.2  Terms Relating to Distribution.

     3.2.1 Distribution to Government Agencies. IDT agrees to comply with all applicable laws, rules and regulations to preclude the acquistion of unlimited rights to technical data, softweare and documentation provided with the Netscape Products to a governmental agency, and ensure the inclusion of the appropriate Restricted Rights or Limited Rights notices required by the U.S. Government agencies or other applicable agencies.

     3.2.2 Distributor Agreements. Prior to the distribution of any Netscape Products to a Distributor, IDT or a then-current Distributor shall enter into an enforceable written agreement with such Distributor (Distributor Agreement) that (i) is sufficient to ensure that such Distributor is required to comply with the relevant terms of this Agreement and (ii) in all Distributor Agreements entered into after the Effective Date, expressly names Netscape as an intended third party beneficiary with the right to rely on and directly enforce the terms thereof. Without limiting the generality of the foregoing, each Distributor Agreement shall include terms no less restrictive than those contained in Sections 2.1.1(iii), 2.1.5, 2.1.11, 2.2, 2.3,
           3.2.1, 3.2.3, 3.3, 7, 8 and 9.1 of this Agreement.

     3.2.3 End User License Agreements. Neither IDT nor any Distributor shall sublicense or otherwise distribute any copy of the Netscape Products or Documentation to End Users except pursuant to a written sublicense agreement ("End User License Agreement") that (i) contains terms and conditions not inconsistent with and no less restrictive than the terms and conditions set forth in Netscape's then-current standard end user license agreement for the Netscape Products and Documentation (with IDT or such Distributor as the Licensor thereunder) and (ii) provides, in 12 point, bold, upper-case type, at the top of each such agreement and prior to any other text (other than introductory text regarding acceptance of the agreement), a legend in substantially the following form:

               THE NETSCAPE PRODUCTS AND DOCUMENTATION ARE PROVIDED FOR USE ONLY
               (I) WITH THE INTERNET ACCESS OR INTRANET ACCESS SERVICE INITIALLY OFFERED BY [IDT/DISTRIBUTOR] IN CONJUNCTION WITH THE DISTRIBUTION OF THE NETSCAPE PRODUCTS AND DOCUMENTATION AND (II) IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. NO RIGHT OR LICENSE IS GRANTED TO USE THE NETSCAPE PRODUCTS OR DOCUMENTATION WITH ANY OTHER INTERNET ACCESS OR INTRANET ACCESS SERVICE.

           Copies of Netscape's current standard end user license agreement for the Netscape Products are attached hereto as Attachment C. Upon delivery by Netscape to IDT of any revised end user license agreement, IDT and each Distributor shall, as soon as reasonably practicable, but in any event within ninety (90) days after receipt thereof from Netscape, use only such End User License Agreements that have been revised to conform to the terms of this Agreement and such revised end user license agreement provided by Netscape to IDT; provided, in the event that the revised end user license agreement is provided by Netscape to IDT is necessary to comply with or conform to a modification to or implementation of a governmental law, regulation or policy or other third party requirement, IDT and each Distributor will use only such revised End User License Agreement within thirty
           (30) days after receipt by IDT of Netscape's revised end user license agreement.

3.3 Enforcement of Ancillary Agreements. IDT shall use commercially reasonable efforts to enforce each Distributor Agreement and End User License Agreement and IDT shall require each Distributor to use commercially reasonable efforts to enforce each Distributor Agreement and each End User License Agreement to which such Distributor is a party, in each case, with at lease the same degree of diligence used by IDT in enforcing similar


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     agreements governing others, which in any event shall be that sufficient to adequately enforce such agreements. IDT shall, and shall require each Distributor to, use commercially reasonable efforts to protect Netscape's copyright rights, and IDT shall notify Netscape, and shall require each Distributor to notify IDT, of any breach of a material obligation under a Distributor Agreement or an End User License Agreement affecting the Netscape Products or Documentation. In addition, IDT will cooperate, and will require each Distributor to cooperate, with any reasonable requests of Netscape in any legal action to prevent or stop unauthorized use, reporduction or distribution of the Netscape Products or Documentation.

3.4 Third Party Requirements. In the event that Netscape is required by a third party software supplier to cease and to cause its licensees to cease reproduction and distribution of a particular revision of the Netscape Products, IDT agrees to comply herewith provided Netscape provides IDT with thirty (30) days prior written notice and further provided Netscape replaces such affected Netscape Product with a functionally equivalent Netscape Product as soon as commercially practicable. If Netscape is unable to provide a functionally equivalent Netscape Product within thirty
     (30) days, IDT may continue to distribute the affected Netscape Product without the code from the third party supplier that required Netscape to cease reproduction and distribution of such code.

4.   FEES AND PAYMENT

4.1 License, Subscription and Major Update Fees. IDT shall pay to Netscape within thirty (30) days of the Effective Date, the non-refundable prepaid license and subscription fee for the Navigator shown on Attachment B (Prepaid Navigator License and Subscription Fee). The Prepaid Navigator License and Subscription Fee shall be credited against the applicable per copy license and subscription fees for the Navigator accruing under this Agreement. Upon exhaustion of the Prepaid Navigator License and Subscription Fee, IDT shall pay to Netscape, within thirty (30) days of the date of Netscape's invoice, the applicable per copy license fee, subscription fee and Major Update fee for the Navigator set forth in Attachment B for each license granted by IDT to End Users in connection with the distribution of all or any portion of the Navigator and Major Updates thereto. IDT shall pay to Netscape, within thirty (30) days of the date of Netscape's invoice, the applicable per copy license fee, subscription fee and Major Update fee for the Navigator Gold and Server Products set forth in Attachment B for each license granted by IDT to End Users in connection with the distribution of all or any portion of the Navigator Gold and Server Products, and Major Updates therto. Netscape will invoice IDT on a quarterly basis (based upon IDT's fiscal quarters) for accrued but unpaid fees based on IDT's Quarterly Point of Sales Reports submitted in accordance with Section 4.5 below. Per copy license fees will accrue in the applicable corresponding quantity upon: (a) the initial date of IDT's internal use of a Netscape Products; (b) distribution of Navigator Gold or Server Product to a Distributor or End User; or (c) the date that an End User of the Navigator first becomes a Registered User, provided that such Registered User is an Active User on such date. Per copy subscription fees will accrue in the applicable corresponding quantity upon: (d) the initial date of IDT's internal use of a Netscape Product if IDT will provide subscription services for such Netscape Product; (e) distribution of a Navigator Gold or Server Product to a Distributor or End User if IDT will provide subscription services for such Navigator Gold or Server Product; and (f) the date that an End User of the Navigator first becomes a Registered User, provided that such Registered User is an Active User on such date if IDT will provide subscription services for such Navigator product. Per copy Major Update fees will accrue in the applicable corresponding quantity upon: (g) the initial date of IDT's internal use of a Major Update of a Netscape Product if IDT has not paid Netscape the subscription fee for such Netscape Product; (h) the initial date of IDT's use of a Major Update of a Netscape Product if more than twelve (12) months have elapsed since the subscription fee for such Netscape Product accrued hereunder; (i) distribution of a Major Update to a Distributor or End User if IDT has not paid Netscape the subscription fee for such Netscape Product; and (i) distribution of a Major Update to a Distributor or End User if more than twelve (12) months have elapsed since the subscription fee for such Netscape Product accrued hereunder.


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4.2  Support Fees. IDT shall pay to Netscape the support fees set forth in
     Attachment B for the technical support described in Attachment E.

4.3 Enterprise Kit License or Customization Fee. IDT shall pay to Netscape the amount set forth in Attachment B for either a license to use the Enterprise Kit, or for Netscape to customize one (1) version of the Navigator LAN.

4.4 Payment and Taxes. All payments shall be made in United States dollars at Netscape's address as indicated in this Agreement or at such other address as Netscape may from time to time indicate by proper notice hereunder or by wire transfer to a bank and account number designated by Netscape. All fees are exclusive of all taxes, duties or levies, however designated or computed. IDT shall be responsible for and pay all taxes based upon the transfer, use or distribution of the Netscape Products, or the program storage media, or upon payments due under this Agreement including, but not limited to sales, use, or value-added taxes, duties, withholding taxes and other assessments now or hereafter imposed on or in connection with this Agreement or with any sublicense granted hereunder, exclusive of taxes based upon Netscape's net income. In lieu thereof, IDT shall provide to Netscape a tax or other levy exemption certificate acceptable to the taxing or other levying authority. If IDT is required by law to make any deduction or to withhold from any sum payable to Netscape by IDT hereunder, (i) IDT shall effect such deduction, or withholding, remit such amounts to the appropriate taxing authorities and promptly furnish Netscape with tax receipts evidencing the payments of such amounts, and (ii) the sum payable by IDT upon which the deduction or withholding is based shall be increased to the extent necessary to ensure that, after such deduction or withholding, Netscape receives and retains, free from liability for such deduction or withholding, a net amount equal to the amount Netscape would have received and retained in the absence of such required deduction or withholding. Any past due amount shall bear interest at the rate of one percent (1%) per month or the maximum rate allowed by applicable law, whichever is less, until paid in full.

4.5 Quarterly Point of Sale Reports. IDT shall maintain accurate records of End Users, Registered Users and Active Users, including the information (broken down by month, Netscape Products type, whether subscription services will be provided for such Netscape Product and Major Update distributed) required in the Quarterly Point of Sale Report attached hereto as Attachment B, and any further relevant information as Netscape may from time to time reasonably request. Irrespective of the Effective Date, IDT shall submit Quarterly Point of Sale Reports electronically in ASCII tab or comma delimited fields format to Netscape on February 10, May 10, August 10, and November 10 of each year for the quarters November through January, February through April, May through July, and August through October, respectively.

4.6 Audit of Records. IDT shall maintain, and shall require its Distributors to maintain, accurate records containing the information (broken down by month, Netscape Products type, whether subscription services will be provided for such Netscape Product and Major Updates distributed) required in the Quarterly Point of Sale Report attached hereto as Attachment B, all data reasonably required for verification of IDT's and each Distributor's compliance with the terms of this Agreement, amounts to be paid, the quantity of Netscape Products and Major Updates distributed by IDT and each Distributor and the number of End Users, Registered Users and Active Users, including, without limitation, the version number of each Netscape Product and Major Update being used by each Registered User and Active User as determined in accordance with Section 2.1.8, and any further information as Netscape may from time to time reasonably request. Netscape shall have the right, during normal business hours, at the location where IDT normally maintains such records, upon at least five (5) business days prior notice, to direct its independent auditors, who shall execute an appropriate nondisclosure agreement mutually acceptable to the parties, to audit and analyze the relevant records of IDT and its Distributors to verify compliance with the provisions of this Agreement, but such audit shall occur no more than twice in any IDT fiscal year. The audit shall be conducted at Netscape's expense unless there is inadequate record keeping or the results of such audit establish that inaccuracies in the Quarterly Point of Sale Reports have resulted in underpayment to Netscape of more than seven percent (7%) of the amount actually due in any quarter, in which case IDT shall pay any additional license fees resulting from the audit and bear the expenses of the audit.


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5.   DELIVERABLES

5.1 Navigator Deliverables. Upon receipt by Netscape of the Prepaid License and Subscription Fee, Netscape shall provide IDT with one (1) gold master of the release of the Navigator as of the Effective Date (as selected on the Cover Sheet) and the applicable Documentation as of the Effective Date. If IDT has selected the Netscape Dial-Up Kit on the Cover Sheet, IDT will also receive the Configuration Guide. All deliveries under this Agreement shall be F.C.A. Netscape, California, U.S.A. F.C.A. means Free Carrier Alongside and shall have the definition set forth in INCOTERMS 1990.

5.2 Navigator Gold, Server Product and Update Deliverables. Netscape shall provide one (1) gold master and applicable Documentation of the release of the Navigator Gold and/or Server Product(s) upon receipt of a purchase order from IDT for same. Netscape shall provide one (1) gold master of each Update and applicable Documentation to IDT no later than the earliest date such Update made generally available to other network service providers.

6.   SUPPORT

See Attachment D.

7.   TRADEMARKS AND TRADE NAMES

IDT shall use, and is hereby granted a non-transferable, non-exclusive and restricted license, during the term of this Agreement, to use in the Territory the trademark "Netscape Navigator Included" and those Netscape trademarks and tradenames relating to the Navigator, Navigator Gold and Server Products in any advertising, marketing, technical, packaging or other materials related to the Navigator, Navigator Gold and Server Products which are distributed by IDT in connection with this Agreement in accordance with Netscape's then current trademark usage guidelines to be provided and updated by Netscape from time to time (the "Guidelines"). IDT shall be entitled to sublicense to Distributors the right to use in the Territory, and shall require each Distributor to use in the Territory, "Netscape Navigator Included" and those Netscape trademarks and tradenames relating to the Navigator Gold and Server Products in any advertising, marketing, technical, packaging or other materials related to the Navigator, Navigator Gold and Server Products, respectively, which are distributed by such Distributor hereunder in accordance with the Guidelines. Other than the use of "Netscape Navigator Included," and those Netscape trademarks and tradenames relating to the Navigator Gold and Server Products neither IDT nor any Distributor shall use "Netscape or "Netscape Navigator" or "Personal Edition" and those Netscape trademarks and tradenames relating to the Navigator Gold and Server Products in any advertising, marketing collateral and/or packaging relating to IDT's Product. Neither IDT nor any Distributor shall use Netscape's trademarks and trade names in any context in which their connotation is offensive, indecent or inappropriate. IDT will consult with Netscape as to the placement, context and use of Netscape trademarks and trade names so that Netscape can help ensure uniformity with their use by Netscape or third parties. IDT and each Distributor shall clearly indicate Netscape's ownership of such trademarks or trade names. All such usage shall inure to Netscape's benefit. IDT agrees not to register and agrees not to permit any Distributor to register any Netscape trademarks or trade names without Netscape's express prior written consent. Upon Netscape's request from time to time IDT agrees to provide Netscape with copies of goods bearing Netscape's trademarks and trade names so that Netscape can verify that the use and quality of IDT's and each Distributor's use and quality of such trademarks are comparable to that of Netscape's use and quality thereof. IDT shall suspend and shall require each Distributor to suspend use of Netscape trademarks and trade names if such use or quality is reasonably deemed offensive, indecent, inappropriate of inferior by Netscape until IDT and any such Distributor has taken such steps as Netscape may reasonably require to solve to quality deficiencies.

8.   PROPRIETARY RIGHTS



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8.1  Proprietary Rights. Title to and ownership of all copies of the Netscape
     Products and Documentation whether in machine-readable or printed form, and including, without limitation, Derivative Works, compilations, or collective works thereof and all related technical know-how and all rights therein (including without limitation rights in patents, copyrights, and trade secrets applicable thereto), are and shall remain the exclusive property of Netscape and/or its suppliers. IDT shall not take any action to jeopardize, limit or interfere in any manner with Netscape's ownership of and rights with respect to the Netscape Products and Documentation. IDT shall have only those rights in or to the Netscape Products and Documentation granted to it pursuant to this Agreement.

8.2  Proprietary Notices

     8.2.1 No Alteration of Notices. IDT and its employees and agents shall not, and IDT shall not allow any Distributor to, remove or alter any trademark, trade name, copyright, or other proprietary notices, legends, symbols, or labels appearing on or in copies of the Netscape Products and Documentation delivered to IDT by Netscape and IDT shall use and shall require each Distributor to use the same notices, legends, symbols, or labels, in and on copies of the Netscape Products and Documentation made pursuant to this Agreement as are contained in and on the master copy. Notwithstanding the inclusion of Netscape and its suppliers' trademarks, trade names, copyright or other proprietary rights notices, legends, symbols or labels appearing on or in the Netscape Products and/or Documentation, IDT and its Distributors shall have the right to have their notices, legends, symbols or logos appear in conjunction with Netscape's notices, legends, symbols or logos (provided the use and placement of same are not in conflict with Netscape's logo and trademark guidelines) when IDT and its distributors distribute the Netscape Products with IDT Products.

     8.2.2 Notice. Each portion of the Netscape Products and Documentation reproduced by IDT or any Distributor shall include the intellectual property notice or notices appearing in or on the corresponding portion of such materials as delivered by Netscape hereunder. IDT shall ensure that all copies of the Netscape Products made by IDT or any Distributor pursuant to this Agreement conspicuously display a notice substantially in the following form:

             Copyright (c) 1994 (or other appropriate year) Netscape Communications Corporation. All Rights Reserved.

           If IDT is unsure of the appropriate year(s), it shall consult Netscape to obtain the correct designation. Such notice shall be on labels on all media containing the Netscape Products. If the copyright symbol "(c)" cannot technically be reproduced, IDT or any Distributor shall use the work "Copyright" followed by the notation "(c)" in its place.

9.   CONFIDENTIAL INFORMATION AND DISCLOSURE

9.1 Confidential Information. The parties agree that all disclosure of confidential and/or proprietary information relating to this Agreement shall be governed by the Nondisclosure Agreement identified on the Cover Sheet.

9.2 Confidentiality of Agreement. Unless required by law, and except to assert its rights hereunder or for disclosure to its own employees and Distributors on a need to know basis, IDT agrees not to disclose the terms of this Agreement or matters relating hereto without the prior written consent of Netscape, which consent shall not be unreasonably withheld.

10.  WARRANTIES

10.1 Limited Warranty. Subject to the limitations set forth in this Agreement, Netscape warrants only IDT that the Netscape Products when properly adapted, installed, and used will substantially



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     conform to the functional specifications set forth in the Documentation in effect when the Netscape Products are shipped to IDT. Netscape's warranty and obligation shall extend for a period of ninety (90) days ("Warranty Period") from the date that Netscape first delivers the Netscape Products to IDT. All warranty claims not made in writing or not received by Netscape within the Warranty Period shall be deemed waived. Netscape's warranty and obligation is solely for the benefit of IDT, who has no authority to extend this warranty to any other person or entity. NETSCAPE MAKES NO WARRANTY THAT ALL ERRORS OR FAILURES WILL BE CORRECTED.

10.2 EXCLUSIVE WARRANTY. THE EXPRESS WARRANTY SET FORTH IN SECTION 10.1 CONSTITUTES THE ONLY WARRANTY MADE BY NETSCAPE. NETSCAPE MAKES NO OTHER REPRESENTATION OR WARRANTY, OF ANY KIND WHETHER EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW) WITH RESPECT TO THE NETSCAPE PRODUCTS OR DOCUMENTATION. NETSCAPE EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY, NONINFRINGEMENT OR FITNESS FOR A PARTICULAR PURPOSE. NETSCAPE DOES NOT WARRANT THAT THE NETSCAPE PRODUCTS OR DOCUMENTATION ARE ERROR-FREE OR THAT OPERATION OF THE NETSCAPE PRODUCTS WILL BE SECURE OR UNINTERRUPTED AND HEREBY DISCLAIMS ANY AND ALL LIABILITY ON ACCOUNT THEREOF. THE ABOVE LIMITATION SHALL APPLY TO THE EXTENT ALLOWED BY APPLICABLE LAW.

10.3 Defects Not Covered by Warranties. Netscape shall have no obligations under the warranty provisions set forth in Section 10.1 if any nonconformance is caused by: (a) the incorporation, attachment or otherwise engagement of any attachment, feature, program, or device, other than by Netscape, to the Netscape Products, or any part thereof; or (b) accident; transportation; neglect or misuse; alteration, modification, or enhancement of the Netscape Products other than by, or at the express written direction or with the prior written consent of, Netscape; failure to provide a suitable installation environment; use of supplies or materials not meeting specifications; use of the Netscape Products for other than the specific purpose for which the Netscape Products is designed; use of the Netscape Products on any systems other than the specified hardware platform for such Netscape Products; or IDT's use of defective media or defective duplication of the Netscape Products; or IDT's failure to incorporate any Update previously released by Netscape, and made available to IDT under the provisions of this Agreement which remedies such nonconformance.

10.4 Exclusive Remedy. If IDT finds what it believes to be errors in or a failure of the Netscape Products that prevents that Netscape Products from conforming in a material respects to the functional specifications set forth in the Documentation, and provides Netscape with a written report thereof during the Warranty Period, Netscape will use reasonable efforts to correct promptly, at no charge to IDT, any such errors or failures. This is IDT's sole and exclusive remedy, for breach of any express or implied warranties hereunder.

11.  IMDEMNIFICATION

11.1 Netscape shall defend any action brought against IDT to the extent it is based on a claim that reproduction or distribution by IDT of the Netscape Products furnished hereunder within the scope of a license granted hereunder directly infringes[

                                                                             ]*
     Netscape will pay resulting costs, damages and legal fees finally awarded against IDT in such action which are attributable to such claim provided that IDT (a) promptly (within twenty (20) days) notifies Netscape in writing of any such claim and Netscape has sole control of the defense and all related settlement negotiations, and (b) cooperates with Netscape, at Netscape's expense, in defending or settling such claim.

11.2 Should a Netscape Products become, or be likely to become in Netscape's opinion, the subject of infringement of such copyright, patent, trademark or trade secret, Netscape shall procure for IDT (i) the right to continue using the same or (ii) replace or modify it to make it non-infringing. In the event that Netscape shall determine that neither (i) nor (ii) above is commercially reasonable.



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           Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission

     Netscape may terminate the licenses for the affected Netscape Product upon thirty (30) days prior written notice and credit IDT the license fees and any subscription and/or Major Update fees paid for such affected Netscape Product as depreciated on a three year straight line basis. Netscape shall have no liability for any claim based upon: (a) use of other than the then current, unaltered version of the Netscape Products, unless the infringing portion is also in the then current, unaltered release, other than alterations made at the express written direction of Netscape; (b) use, operation or combination of the Netscape Products with non-Netscape programs, data, equipment or documentation if such infringement would have been avoided but for such use, operation or combination; (c) IDT's or its agents activities after Netscape has notified IDT that Netscape believes such activities are likely to result in such infringement; (d) compliance with IDT's specific designs, specifications or instructions, if the Netscape Products without such designs, specifications or instructions would be noninfringing; (e) any modifications or marking of the Netscape Products not specifically authorized in writing by Netscape; (f) IDT's use of any trademarks other than the Netscape trademarks pursuant to Section 7; or (g) third party software. The foregoing states the entire liability of Netscape and the exclusive remedy of IDT with respect to infringement of any intellectual property rights whether under theory of warranty, indemnity or otherwise.

11.3 General Indemnification by IDT. IDT agrees to indemnify and hold harmless Netscape and its suppliers from and against any and all claims, damages, and costs relating to defective reproduction of or the use of defective media in the reproduction of Netscape Products.

12.  LIMITATION OF LIABILITY

12.1 EXCEPT AS PROVIDED IN SECTION 11, OR FOR A BREACH OF SECTION 2.1.5 OR 8.1, IN NO EVENT SHALL IDT BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF NETSCAPE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

12.2 EXCEPT AS PROVIDED IN SECTION 11, IN NO EVENT SHALL NETSCAPE OR ITS SUPPLIERS BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF BUSINESS, LOSS OF USE OR DATA, INTERRUPTION OF BUSINESS, OR FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND, EVEN IF NETSCAPE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. NEITHER NETSCAPE NOT ITS SUPPLIERS SHALL BE LIABLE FOR ANY CLAIM AGAINST IDT BY ANY END USER OR THIRD PARTY. IN NO EVENT WILL NETSCAPE OR ITS SUPPLIER BE LIABLE FOR (a) ANY REPRESENTATION OR WARRANTY MADE TO ANY END USER OR OTHER THIRD PARTY BY IDT, ANY DISTRIBUTOR OR ANY OF THEIR RESPECTIVE AGENTS; (b) FAILURE OF THE NETSCAPE PRODUCTS TO PERFORM EXCEPT AS, AND TO THE EXTENT, OTHERWISE EXPRESSLY PROVIDED HEREIN;
     (c) FAILURE OF THE NETSCAPE PRODUCTS TO PROVIDE SECURITY; (d) ANY USE OF THE NETSCAPE PRODUCTS OR THE DOCUMENTATION; OR (e) THE RESULTS OR INFORMATION OBTAINED OR DECISIONS MADE BY END USERS OF THE NETSCAPE PRODUCTS OR THE DOCUMENTATION. THE REMEDIES PROVIDED IN THIS AGREEMENT ARE IDT'S SOLE AND EXCLUSIVE REMEDIES. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY; NETSCAPE'S ENTIRE LIABILITY TO IDT FOR DAMAGES CONCERNING PERFORMANCE OR NONPERFORMANCE BY NETSCAPE OR IN ANY WAY RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT, AND REGARDLESS OF WHETHER THE CLAIM FOR SUCH DAMAGES IS BASED IN CONTRACT OR IN TORT, SHALL NOT EXCEED THE AMOUNT RECEIVED BY NETSCAPE FROM IDT DURING THE TWELVE (12) MONTHS PRIOR TO SUCH CLAIM. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO IDT.





IDT  pa-69366.2                       -15-                           Rev. 030496
CONFIDENTIAL

13. TERM OF AGREEMENT

Unless sooner terminated under the provisions of Section 14, or otherwise rightfully terminated this Agreement shall remain in effect for a period of two
(2) years from the Effective Date.

14. DEFAULT AND TERMINATION

14.1 Termination for Default. If either party defaults in any of its obligations under this Agreement, the non-defaulting party, at its option shall have the right to terminate this Agreement by written notice unless, within sixty (60) calendar days after written notice of such default, the defaulting party remedies the default, or, in the case of a default which cannot with due diligence be cured within a period of sixty (60) calendar days, the defaulting party institutes within the sixty (60) calendar days steps necessary to remedy the default and thereafter diligently prosecutes the same to completion. This Agreement may be terminated immediately by Netscape in the event of any breach of Sections 2.1.5 or 9 hereof.

14.2 Bankruptcy. Either party shall have the right to terminate this Agreement if the other party ceases to do business in the normal course, becomes or is declared insolvent or bankrupt, is the subject of any proceeding relating to its liquidation or insolvency which is not dismissed within ninety (90) calendar days, or makes an assignment for the benefit of its creditors.

14.3 Effect on Rights

14.3.1 Termination of this Agreement by either party shall not act as a waiver of any breach of this Agreement and shall not act as a release of either party from any liability for breach of such party's obligations under this Agreement.

14.3.2 Except as specified in Sections 14.4. and 14.5 below, upon termination or expiration of this Agreement, all licenses for the Netscape Products and Documentation granted under this Agreement shall terminate.

14.3.3 Except where otherwise specified, the rights and remedies granted to a party under this Agreement are cumulative and in addition to, and not in lieu of, any other rights or remedies which the party may possess at law or in equity, including without limitation rights or remedies under applicable patent, copyright, trade secrets, or proprietary rights laws, rules, or regulations.

14.4 Return or Destruction of Netscape Products. Within thirty (30) calendar days after termination of this Agreement, IDT shall either deliver to Netscape or destroy all copies of the Netscape Products and Documentation (except as provided in Section 14.5) and any other materials provided by Netscape to IDT hereunder in its possession or under its control, and shall furnish to Netscape an affidavit signed by an officer of IDT certifying that to the best of its knowledge, such delivery or destruction has been fully effected. For purposes of this Section 14.4, copies of the Netscape Productions, Documentation and other materials in the possession or under the control of a Distributor shall be deemed to be under the control of IDT. Notwithstanding the foregoing, in the event that this Agreement is terminated for any reason other than by Netscape pursuant to Section 14.1 and provided IDT fulfills its obligations specified in this Agreement with respect to such items, IDT may continue to use and retain copies of the Netscape Products and Documentation to the extent, but only to the extent, necessary to support Netscape Products rightfully distributed to End Users by IDT, directly or indirectly through Distributors, prior to termination of this Agreement.

14.5 Continuing Obligations

     14.5.1 Payment of Accrued Fees. Within thirty (30) calendar days of termination of this Agreement, IDT shall pay to Netscape all sums then due and owing. Any other such sums shall subsequently be promptly paid as they become due and owing.

     14.5.2 Continuance of Sublicenses. Notwithstanding the termination of this Agreement, all End User sublicenses which have been properly granted by IDT or any Distributor pursuant to this Agreement prior to its termination shall survive.

     14.5.3 Other Continuing Obligations. Any termination of this Agreement will be without prejudice to any other rights or remedies of the parties under this Agreement or at law or in equity and will not affect any accrued rights or liabilities of either party at the date of termination, and the following sections of this Agreement shall survive any expiration or termination of this Agreement: Sections 2.1.5, 3.3, 4, 8, 9, 10.2, 10.4, 11, 12, 14, and 15.

15. NOVATION

15.1 Prior Agreement. Netscape and IDT, as successor in interest to International Discount Telecommunications Corporation, a New York Corporation, are parties to that certain OEM Reseller Agreement dated as of March 30, 1995 (the "Prior Agreement"), pursuant to which IDT has distributed certain versions of the Navigator to end user customers.

15.2 Novation. Netscape and IDT each desires to be released and discharged from the obligations contained in the Prior Agreement, and each has agreed to release and discharge the other therefrom (except for monies due) on the condition that each promise the other that it will undertake to perform and be bound by the terms of this Agreement if the other agrees to release and discharge such party from the obligations (except for monies due) contained in the Prior Agreement. At the time of payment of the first invoice based on IDT's Quarterly Point of Sale Report submitted in accordance with
     Section 4.5, IDT covenants that it will have paid a license fee for each End User under the Prior Agreement.

15.3 End Users and Distributors. All validly licensed End Users and Distributors under the Prior Agreement shall be deemed End Users and Distributors under this Agreement, such that there is no interruption in the rights validly sublicensed by IDT pursuant to the Prior Agreement. Netscape hereby agrees not to make any claim against any such End User of Distributor resulting solely from this novation.

15.4 In the first Quarterly Point of Sale Report to be delivered by IDT pursuant to Section 4.5 hereof, IDT shall include all Registered Users not previously included in a quarterly royalty report under the Prior Agreement.


16. GENERAL PROVISIONS

16.1 Notices. Any notice, request, demand, or other communication required or permitted hereunder shall be in writing and shall be deemed to be properly given upon the earlier of (a) actual receipt by the addressee or (b) five (5) business days after deposit in the mail, postage prepaid, when mailed by registered or certified airmail, return receipt requested, or two (2) business days after being sent via private industry courier to the respective parties at the addresses set forth in the Cover Sheet or to such other person or address as the parties may from time to time designate in a writing delivered pursuant to this
Section 16.1. Notices to Netscape shall be to the attention of: Legal
Department.

16.2 Waiver and Amendment. The waiver by either party of a breach of or a default under any provision of this Agreement shall not be construed as a waiver of any subsequent breach of the same or any other provision of the Agreement, nor shall any delay or omission on the part of either party to exercise or avail itself of any right or remedy that it has or may have hereunder operate as a waiver of any right or remedy. No amendment or modification of any provision of this Agreement shall be effective unless in writing and signed by a duly authorized signatory of Netscape and IDT.

16.3 Assignment. This Agreement and the licenses granted hereunder are to a specific legal entity or legal person, not including corporate subsidiaries or affiliates of IDT, and are not assignable by IDT, nor are the obligations imposed on IDT delegable without the prior written consent of Netscape, which shall not be unreasonably withheld. Any attempt to sublicense (except as expressly permitted herein) assign or transfer any of the rights, duties or obligations under this Agreement in derogation hereof shall be null and void.

16.4 Governing Law. This Agreement is entered into in the State of California U.S.A., and shall be governed by and construed in accordance with the laws of the State of California, U.S.A., without reference to its conflicts of law provisions. Any dispute regarding this Agreement shall be subject to the exclusive jurisdiction of the California state courts in and for Santa Clara County, California, U.S.A. (or, if there is exclusive federal jurisdiction, the United States District Court for the Northern District of California), and the parties agree to submit to the personal and exclusive jurisdiction and venue of these courts. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

16.5 Relationship of the Parties. No agency, partnership, joint venture, or employment is created as a result of this Agreement and neither IDT nor its agents have any authority of any kind to bind Netscape in any respect whatsoever.

16.6 Captions and Section Heading. The captions and section and paragraph headings used in this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement.

16.7 Severability. If the application of any provision or provisions of this Agreement to any particular facts of circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (a) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (b) such provision or provisions shall be reformed without further action by the parties hereto and only to the extent necessary to make such provision or provisions valid and enforceable when applied to such particular facts and circumstances.

16.8 Force Majeure. Either party shall be excused from any delay or failure in performance hereunder, except the payment of monies by IDT to Netscape, caused by reason of any occurrence or contingency beyond its reasonable control, including but not limited to, acts of God, earthquake, labor disputes and strikes, riots, war, novelty of product manufacture or other unanticipated product development problems, and governmental requirements. The obligations and rights of the party so excused shall be extended on a day-to-day basis for the period of time equal to that of the underlying cause of the delay.

16.9 Entire Agreement. This Agreement, including the Attachments hereto and any Nondisclosure Agreement referenced on the Cover Sheet, constitutes the entire agreement between the parties concerning the subject matter hereof and supersedes all proposals or prior agreements whether oral or written, and all communications between the parties relating to the subject matter of this Agreement and all past courses of dealing or industry custom. The terms and conditions of this Agreement shall prevail, notwithstanding any variance with any purchase order or other written instrument submitted by IDT, whether formally rejected by Netscape.

16.10 English. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall not be binding on the parties hereto. All communications and notices to be made or given pursuant to this Agreement shall be in the English language. Les parties aux presentes confirment leur volonte que cette convention de meme que tous les documents y compris tout avis qui siy rattache, solent rediges en langue anglaise.

16.11 France. If the Territory includes France, IDT acknowledges that under French law as of the Effective Date, the importation, distribution and/or use in France of certain Netscape products may not be permitted, and IDT is not relying upon any such importation, distribution or use in entering into this Agreement or in fulfillment of its obligations herein.


IDT pa-69366.2                       -18-                           Rev. 030496
CONFIDENTIAL

16.12 Customer Reference. IDT agrees that Netscape shall have the right to use IDT's name as a customer reference provided that any Netscape press release concerning IDT other than as a customer reference shall be subject to IDT's prior review and approval.

16.13 High Risk Activities. The Netscape Products are not fault-tolerant and are not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the Netscape Products could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). Netscape and its suppliers specifically disclaim any express or implied warranty of fitness for High Risk Activities.

AUTHORIZED SIGNATURES. In order to bind the parties to this Agreement, their duly authorized representatives have executed the Cover Sheet to this Agreement.

    Ship To Address for Deliverables:                        Bill to Address:
    ---------------------------------                        ----------------
            294 State Street                                 294 State Street
-------------------------------------            -------------------------------
            Hackensack, NJ   07601                           Hackensack, NJ
-------------------------------------            -------------------------------
Attention:  Eric Raab                            Attention:  Howard Balter
-------------------------------------            -------------------------------
Telephone:  201-928-4487                         Telephone:  201-928-4480
-------------------------------------            -------------------------------
                                                 Fax:        201-928-1057
                                                 -------------------------------

Netscape Sales Rep: David Rudnitsky
Office Telephone Number:  908-356-4885
           or
William C. Ackermann
212-836-4886


IDT pa-69366.2                       -19-                           Rev. 030496
CONFIDENTIAL

                                  ATTACHMENT A
                          NETSCAPE PRODUCT DESCRIPTIONS

1. Navigator Products

Netscape Navigator Dial-Up Kit 2.0 for Windows, Win 95 - English and all available localized versions

Netscape Navigator LAN 2.0 for Windows, Win 95 and Macintosh - English and all available localized versions.

2. Netscape Navigator Gold 2.0 for Windows, Win 95

3. Server Products

FastTrack  2.0 for  Windows NT and UNIX
Enterprise  2.0 for Windows NT and UNIX
Proxy 1.1 for  Windows NT and UNIX
News 1.1 for Windows NT and UNIX
Mail 1.1 for Windows  NT and UNIX
Catalog  1.1 for  Windows  NT and UNIX
SuiteSpot  2.0 for Windows NT and UNIX

IDT pa-69366.2
CONFIDENTIAL

                                  ATTACHMENT B
                   PRICING, PAYMENT SCHEDULES AND DELIVERABLES

1.       Prepayment for Netscape Products

IDT agrees to pay to Netscape a nonrefundable prepayment against future-owed license fees and subscription fees for [
                                              ]*due and payable as follows:


[                                                                           ]*

All Prepaid Navigator License and Subscription Fees are recoverable at a One Hundred percent (100%) rate, meaning that for each One dollar ($1.00) of license and subscription fees due for the Navigator, up to the total of [the One Million Eight Hundred Thousand dollar ($1,800,000) Prepaid Navigator, License and Subscription Fees, One dollar ($1.00) is credited to IDT's Prepaid Navigator License and Subscription Fees.]* After the Prepaid Navigator License and Subscription Fees are fully depleted, license and subscription fees for the Navigator will be paid net thirty (30) days in accordance with Section 2 of this Attachment B and Section 4 of this Agreement.

2. Pricing for Netscape Products. The per copy price is as follows:

                                                                            OEM        Total Per
               Volume Qty        Per Copy         Per Copy       Per Copy   Maint &    Copy        Minimum          Minimum
               Splits            License Fee      Subscrptn      Major      Quantity   LIC +       Initial Order    Initial Order
                                                  Fee            Update     Subscrptn  Subscrptn   Quantity         Fee Due
                                                                 Fee        Fee

Navigator  [                                                                                                                      ]*


Netscape
Gold 2.0


Server
Prodcuts
-FastTrack
-Enterprise
w/
LiveWire
-Proxy
-News
-Mail
-Catalog

(SuiteSpot
(Any 5
Server
Prodcuts)                                                                                                                        ]*


3. Standard Maintenance and Technical Support. IDT agrees to pay to Netscape, in addition to any license, subscription and Major Update fees set forth above, the following fee for the standard maintenance

----------

(1) The fee in Section 3 below includes support for the first 25 Server Products. After the 1st 25 Server Products the fee is TBD


                                      -21-


IDT pa-69366.2
CONFIDENTIAL

           Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission or
William C. Ackermann
212-836-4886

IDT pa-69366.2
CONFIDENTIAL

                                  ATTACHMENT C
                           END USER LICENSE AGREEMENTS
                                 ATTACHMENT C-1
                      NAVIGATOR END USER LICENSE AGREEMENT

BY CLICKING ON THE "ACCEPT" BUTTON, USING THE INTERNET OR CORPORATE (INTRANET) ACCESS OFFERED BY LICENSOR, OR OPENING THE PACKAGE, YOU ARE CONSENTING TO BE BOUND BY THIS AGREEMENT. IF YOU DO NOT AGREE TO ALL OF THE TERMS OF THIS AGREEMENT, CLICK THE "DO NOT ACCEPT" BUTTON AND THE INSTALLATION PROCESS WILL NOT CONTINUE, DO NOT USE THE INTERNET OR INTRANET ACCESS OFFERED BY LICENSOR, OR RETURN THE PRODUCT TO THE PLACE OF PURCHASE FOR A FULL REFUND.

THE SOFTWARE AND DOCUMENTATION ARE PROVIDED FOR USE ONLY (I) WITH THE INTERNET ACCESS OR INTRANET ACCESS SERVICE INITIALLY OFFERED BY LICENSOR IN CONJUNCTION WITH THE DISTRIBUTION OF THE SOFTWARE AND DOCUMENTATION AND (II) IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT. NO RIGHT OR LICENSE IS GRANTED TO USE THE SOFTWARE OR DOCUMENTATION WITH ANY OTHER INTERNET OR INTRANET ACCESS.

                           END USER LICENSE AGREEMENT
                          REDISTRIBUTION NOT PERMITTED

GRANT._____________ ("Licensor") hereby grants to you a non-exclusive license to use its accompanying software product ("Software") and accompanying documentation ("Documentation") on the following terms:

You may:

     o use the Software only with the Internet service initially offered by Licensor in conjunction with the distribution of the Software and Documentation ("Licensor's Internet Services") which it is bundled;

     o    use the Software on any single computer;

     o use the Software on a second computer so long as the first and second computers are not used simultaneously; or

     o copy the Software for archival purposes, provided any copy must contain all of the original Software's proprietary notices.

You may not:

     o use the Software or Documentation in conjunction with any Internet access or other network service, other than Licensor's Internet Services;

     o permit other individuals to use the Software except under the terms listed above; modify, translate, reverse engineer, decompile, disassemble (except to the extent applicable laws specifically prohibit such restriction), or create derivative works based on the Software or Documentation;

     o    copy the Software or Documentation (except for back-up purposes);

     o rent, lease, transfer or otherwise transfer rights to the Software or Documentation; or

     o    remove  any   proprietary   notices  or  labels  on  the  Software  or
          Documentation.

IDT pa-69366.2
CONFIDENTIAL

SOFTWARE. If you receive your first copy of the Software electronically, and a second copy on media, the second copy may be used for archival purposes only. This license does not grant you any right to any enhancement or update.

TITLE. Title, ownership rights, and intellectual property rights in and to the Software and Documentation shall remain in Licensor and/or its suppliers. The Software is protected by the copyright laws of the United States and international copyright treaties. Title, ownership rights, and intellectual property rights in and to the content accessed through the Software is the property of the applicable content owner and may be protected by applicable copyright or other law. This License gives you no rights to such content.

LIMITED WARRANTY. Licensor warrants that for a period of ninety (90) days from the date of acquisition, the Software, if operated as directed, will substantially achieve the functionality described in the Documentation. Licensor does not warrant, however, that your use of the Software will be uninterrupted or that the operation of the Software will be error free or secure and hereby disclaims any and all liability on account thereof. In addition, the security mechanism implemented by the Software has inherent limitations, and you must determine that the Software sufficiently meets your requirements. Licensor also warrants that the media containing the Software, if provided by Licensor, is free from defects in material and workmanship and will so remain for ninety (90) days from the date you acquired the Software. Licensor's sole liability for any breach of this warranty shall be, in Licensor's sole discretion: (i) to replace your defective media; or (ii) to advise you how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee you paid for the Software. Repaired, corrected or replaced Software and Documentation shall be covered by this limited warranty for the period remaining under the warranty that covered the original Software, or if longer, for thirty (30) days after the date (a) of shipment to you of the repaired or replaced Software, or (b) Licensor advised you how to operate the Software so as to achieve the functionality described in the Documentation. Only if you inform Licensor of your problem with the Software during the applicable warranty period and provide evidence of the date you acquired the Software will Licensor be obligated to honor this warranty. Licensor will use reasonable commercial efforts to repair, replace, advise or refund pursuant to the foregoing warranty within 30 days of being so notified.

THIS IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY OR CONDITION MADE BY LICENSOR. LICENSOR MAKES NO OTHER EXPRESS WARRANTY OR CONDITION AND THERE IS NO WARRANTY OR CONDITION OF NONINFRINGEMENT OF THIRD PARTIES' RIGHTS. THE DURATION OF IMPLIED WARRANTIES OR CONDITIONS, INCLUDING WITHOUT LIMITATION, WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE IS LIMITED TO THE ABOVE LIMITED WARRANTY PERIOD; SOME STATES DO NOT ALLOW LIMITATIONS ON HOW LONG AN IMPLIED WARRANTY LASTS, SO LIMITATIONS MAY NOT APPLY TO YOU. NO DEALER, AGENT OR EMPLOYEE OF LICENSOR IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS, OR ADDITIONS TO THIS WARRANTY. NO WARRANTY IS MADE BY OR ON BEHALF OF ANY SUPPLIER OF LICENSOR. If any modifications are made to the Software by you during the warranty period; if the media is subjected to accident, abuse, or improper use; or if you violate the terms of this Agreement, then this warranty shall immediately be terminated. This warranty shall not apply if the Software is used on or in conjunction with hardware or Software other than the unmodified version of hardware and Software with which the Software was designed to be used as described in the Documentation.

THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY HAVE OTHER LEGAL RIGHTS THAT VARY FROM STATE TO STATE OR BY JURISDICTION.

LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT OR OTHERWISE, SHALL LICENSOR OR ITS SUPPLIERS OR RESELLERS BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR

IDT pa-69366.2
CONFIDENTIAL

MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, OF FOR ANY DAMAGE IN EXCESS OF LICENSOR'S LIST PRICE FOR A LICENSE TO THE SOFTWARE AND DOCUMENTATION, EVEN IF LICENSOR SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THIS LIMITATION AND EXCLUSION MAY NOT APPLY TO YOU.

TERMINATION. This license will terminate automatically if you fail to comply with the limitations described above. On termination, you must destroy all copies of the Software and Documentation.

EXPORT CONTROLS. None of the Software or underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national or resident of) Cuba, Iraq, Libya, North Korea, Yugoslavia, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By downloading or using the Software you are agreeing to the foregoing and you are representing and warranting that you are not located in, under the control of, or a national or resident of any such country or on any such list.

In addition, if the licensed Software is identified as a not-for-export product (for example, on the box, media or in the installation process), then the following applies: EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS, THE SOFTWARE AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR "FOREIGN PERSON" AS DEFINED BY U.S. GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN, NATIONAL OR LAWFUL PERMANENT RESIDENT OF THE UNITED STATES. BY DOWNLOADING OR USING THE SOFTWARE, YOU ARE AGREEING TO THE FOREGOING AND YOU ARE WARRANTING THAT YOU ARE NOT A "FOREIGN PERSON" OR UNDER THE CONTROL OF A FOREIGN PERSON.

HIGH RISK ACTIVITIES. The Software is not fault-tolerant and is not designed, manufactured or intended for use or resale as on-line control equipment in hazardous environments requiring fail-safe performance, such as in the operation of nuclear facilities, aircraft navigation or communication systems, air traffic control, direct life support machines, or weapons systems, in which the failure of the Software could lead directly to death, personal injury, or severe physical or environmental damage ("High Risk Activities"). Netscape and its suppliers specifically disclaim any express or implied warranty of fitness for High Risk Activities.

MISCELLANEOUS. This Agreement represents the complete agreement concerning this license between the parties and supersedes all prior agreements and representations between them. It may be amended only by a writing executed by both parties. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY YOU IS EXPRESSLY MADE CONDITIONAL ON YOUR ASSENT TO THE TERMS SET FORTH HEREIN, AND NOT THOSE CONTAINED IN YOUR PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be reformed only to the extent necessary to make it enforceable. This Agreement shall be governed by and construed under California law as such law applies to agreements between California residents entered into and to be performed within California, except as governed by Federal law. The application of the United Nations Convention of Contracts for the International Sale of Goods is expressly excluded.

Third Party Beneficiary. Licensor and you each agree that Netscape Communications Corporation shall, as an intended third party beneficiary of this Agreement, have the right to rely upon and directly enforce the terms set forth herein.

IDT pa-69366.2
CONFIDENTIAL

U.S. GOVERNMENT RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable, or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, or at 252.211-7015, and in similar clauses in the NASA FAR Supplement. Contractor/manufacturer is Netscape Communications Corporation, 501 East Middlefield Road, Mountain View, CA 94043.

IDT pa-69366.2
CONFIDENTIAL

                                 ATTACHMENT C-2

                    SERVER PRODUCT END USER LICENSE AGREEMENT




SEE ATTACHED

IDT pa-69366.2
CONFIDENTIAL

                            AMENDMENT No. ONE TO THE
                      NETSCAPE COMMUNICATIONS CORPORATION
                NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT


This Amendment No. One (the "1st Amendment") is entered into, as of June 25, 1996, by and between IDT Internet Services, Inc., a Delaware corporation with principal offices at 294 State Street, Hackensack, New Jersey 07601 ("IDT") and Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape").

WHEREAS, the parties have entered into a Network Service Provider Distribution Agreement executed by IDT on May 16, 1996 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties in consideration of the terms and conditions herein, agree as follows:


1.


2. Attachments A and B are replaced with Attachments A and B to this 1st Amendment.

3. Capitalized terms defined in the Agreement shall have the same meaning in this 1st Amendment as in the Agreement.

4. Except as expicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

5. In the event of any inconsistency or conflict between the Agreement and this 1st Amendment, the terms, conditions, and provisions of this Amendment shall govern and control.

6. This 1st Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement and this 1st Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this 1st Amendment to be executed by their duly authorized representatives, effective as of the date of signature by Netscape ("Effective Date").


IDT INTERNET SERVICES INC.              NETSCAPE COMMUNICATIONS CORPORATION


By: /s/ Howard Balter                   By: /s/  Conway (Todd) Rulon-Miller
-----------------------------           -----------------------------

Name: Howard Balter                     Name:  Conway (Todd) Rulon-Miller
-----------------------------           -----------------------------

Title: C.O.O.                           Title: V.P. Sales
-----------------------------           -----------------------------

Date:  6/20/96                          Date: 6/25/96
-----------------------------           -----------------------------
                                                               6/20/96

CONFIDENTIAL                            REVIEWED BY NETSCAPE LEGAL
[illegible]
     06-25-96A10:11 RCVD                Initial: [ILLEGIBLE TEXT]

                                  ATTACHMENT A
                         NETSCAPE PRODUCT DESCRIPTIONS


1. Navigator Products

Netscape Navigator Dial-Up Kit 2.0 for Windows, Win 95, English and all currently available localized versions as of the Effective Date.

Netscape Navigator LAN 2.0 for Windows, Win 95 and Macintosh - English and all currently available localized versions as of the Effective date.

2. Netscape Navigator Gold 2.0 for Windows, Win 95

3. Server Products

FastTrack 2.0 for Windows NT and UNIX

Enterprise 2.0 for Windows NT and UNIX

Proxy 1.1 for Windows NT and UNIX

News 1.1 for Windows NT and UNIX

Mail 1.1 for Windows NT and UNIX

Catalog 1.1 for Windows NT and UNIX

SuiteSpot 1.1 for Windows NT and UNIX

* End Users can switch to any localized versions available during the term of this Agreement at no additional charge.

                                  ATTACHMENT B

                  PRICING, PAYMENT SCHEDULES AND DELIVERABLES

1. Payment for Netscape Products

IDT agrees to pay to Netscape a nonrefundable prepayment against future-owed
license fees and subscription fees for [           ] due and payable as follows:

                              [
                                                        ]*
All Prepaid Navigator License and Subscription Fees are recoverable at a One Hundred percent (100%) rate, meaning that for each One dollar ($1.00) of license and subscription fees due for Navigator, up to the total of [
                                                                       ]* after
the Prepaid Navigator License and Subscription Fees are fully depleted, license and subscription fees for the Navigator will be paid net thrity (30) days in accordance with Section 2 of this Attachment B and Section 4 of this Agreement.

2. Pricing for Netscape Products. The per copy price is as follows:



------------------------------------------------------------------------------------------------------------------------------------

                     Navigator      Volume Qty.    Per Copy      Per        Per       OEM       Total      Minimum        Minimum
                                      Splits     License Fee    Copy       Copy      Maint    Per Copy   Initial Order    Initial
                                                               Subscrp     Major     &Supt      Lic +     Quantity         Order
                                                               tn Fee     Update      Fee     Subscrpt                    Fee Due
                                                                           Fee                 n Fee
------------------------------
                Nav. Gold 2.0  [



------------------------------
               Server Products
               ---------------

               - FastTrack
               - Enterprise w/
                 LiveWire
               - Proxy
               - News
               - Mail
               - Catalog

             SuiteSpot (any 5
              Server Products)                                                                                                    ]*





3. Standard Maintenance and Technical Support. IDT agrees to pay to Netscape, in addition to any license, subscription and Major Update fees set forth above, the following fee for the standard



----------

1. The fee in Section 3 below includes support for the first 25 Server Products. After the 1st 25 Server Products the fee is TBD

           Confidential Treatment Requested and the Redacted Material
                 has been separately filed with the Commission maintenance and technical support described in Attachment B for the [
                                                                              ]

This payment shall be due on the Effective Date and on the anniversary of the Effective Date. Annual maintenance fees after the first [
                                                                              ]*

4. Subscription Fee. The Subscription fee entitles the End User the right to install any Update that Netscape releases for the applicable Netscape Product for which a subscription fee has been paid, for 12 months from the date the license fee for such Netscape Product accrues. Software subscription includes all Major Updates released by Netscape during the 12 month subscription period. It also allows End Users to switch operating system platforms and to switch to different localized versions available in production at no additional charge. The subscription fee must be purchased in conjunction with the license of the Netscape Product. IDT may license and bundles Netscape Products for use by End Users in conjunction with IDT's Internet service subscription fee program.

5. Deliverables. One (1) master reproduction copy of each of the Navigator and one (1) copy of the applicable Documentation, in any format generally available from Netscape.

6. Customization or Enterprise Kit License Fee. For the license to use the Enterprise Kit or the customization described in Attachment F to the Netscape
Navigator LAN version 2.0, IDT shall pay Netscape a license fee of [     ]* due
and payable on the Effective Date.

7. Ship To Address for Deliverables

     International Discount Telecommunications Corporation
     294 State Street
     Hackensack, NJ 07652

     Attention: Howard Balter, CFO
     Telephone: 201-928-4480

Bill To Address for Deliverables.

     International Discount Telecommunications Corporation
     294 State Street
     Hackensack, NJ 07652

     Attention: Howard Balter, CFO
     Telephone: 201-928-4480

8. Technical Contact.

     International Discount Telecommunications Corporation
     294 State Street
     Hackensack, NJ 07652

     Attention: Eric Raab, EVP Technology
     Telephone: 201-928-4487

           Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

                            AMENDMENT No. TWO TO THE
                      NETSCAPE COMMUNICATIONS CORPORATION
                NETWORK SERVICE PROVIDER DISTRIBUTION AGREEMENT

This Amendment No. Two (the "2nd Amendment") is entered into, as of June _____, 1996, by and between IDT Internet Services, Inc., a Delaware corporation with principal offices at 294 State Street, Hackensack, New Jersey 07601 ("IDT") and Netscape Communications Corporation, a Delaware corporation, with principal offices at 501 E. Middlefield Road, Mountain View, California 94043 ("Netscape").

WHEREAS, the parties have entered into a Network Service provider Distribution Agreement executed by IDT on May 16, 1996 (the "Agreement"); and

WHEREAS, the parties wish to modify and supplement the provisions of such Agreement;

NOW, THEREFORE, the parties, in consideration of the terms and conditions herein, agree as follows:

1. Added as a new language to the end of Section 2.1.1 is: "IDT may also distribute in the Territory by sublicense the initial copy of the Navigator to End Users.[




                         ]*

2. Notwithstanding anything to the contrary in Section 4.1 of the Agreement, per copy license fees for each copy of the Navigator that is distributed electronically by on-line distribution shall accrue immediately upon distribution/transmission of each copy from IDT's FTP site.

3. Capitalized terms defined in the Agreement shall have the same meaning in this 1st Amendment as in the Agreement.

4. Except as explicitly modified, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

5. In the event of any inconsistency or conflict between the Agreement and this 2nd Amendment, the terms, conditions and provisions of this 2nd Amendment shall govern and control.

6. This 2nd Amendment, the 1st Amendment and the Agreement constitute the entire and exclusive agreement between the parties with respect to this subject matter. All previous discussions and agreements with respect to this subject matter are superseded by the Agreement, the 1st Amendment and this 2nd Amendment.



CONFIDENTIAL                           1                                 6/26/96
IDT NSP Amdmt 2                                                              FRT


           Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

IN WITNESS WHEREOF, the parties hereto have caused this 2nd Amendment to be executed by their duly authorized representatives, effective as of the date of signature by Netscape ("Effective Date").



IDT INTERNET SERVICES INC.                       NETSCAPE COMMUNICATIONS
                                                 CORPORATION

By: ___________________________                  By: ___________________________

Name: _________________________                  Name: _________________________

Title: ________________________                  Title: ________________________

Date: _________________________                  Date: _________________________



CONFIDENTIAL                                                             6/26/96
IDT NSP Amdmt 2                                                              FRT

BY OPENING THE PACKAGE OR CLICKING ON THE "ACCEPT" BUTTON, YOU ARE CONSENTING TO BE BOUND BY AND ARE BECOMING A PARTY TO THIS AGREEMENT. IF YOU DO NOT AGREE TO ALL OF THE TERMS OF THIS AGREEMENT, CLICK THE "DO NOT ACCEPT" BUTTON OR RETURN THIS PRODUCT TO THE PLACE OF PURCHASE FOR A FULL REFUND.

                       SERVER END USER LICENSE AGREEMENT

GRANT. Subject to the provisions contained herein and payment of applicable license fees, Netscape Communications Corporation ("Netscape") hereby grants to you a non-exclusive license to use the version(s) of the accompanying proprietary software product ("Software") and related documentation ("Documentation") for which you have paid Netscape. You may run multiple instances of the Software on a single computer system. If the Software contains header files, then Netscape also grants you a license to copy and use the header files solely to create and distribute programs to interface with the Netscape Server Application Program Interface. You may not modify the header files.

FEES. A license fee is required for each central processing unit ("CPU") contained in your computer system. If your computer system contains a multiprocessor configuration or, if after you have received a single CPU Software license, you decide to add CPUs to your computer system, you must upgrade your Software license to a multiple CPU Software license, and pay the applicable license fee(s) associated with such upgrade. If the Software is transferred from one computer system to another, additional fees may be due.

ELECTRONIC DISTRIBUTION, ENCRYPTION. If the Software is the Netscape Commerce Server or the Netscape News Server, then you must obtain a signed digital certificate from a certification authority in order to utilize their cryptographic features. A certification authority may charge additional fees for certification services. Following successful installation of a digital certificate, your use of the Software's cryptographic features will be enabled. You are responsible for maintaining the security of the environment in which the Software is used and the integrity of the private key file used with the Software.

RESTRICTED USE. The Software is protected by the copyright laws of the United States and international copyright treaties. You may not copy the Software, except for backup or archival purposes. Any such copy shall be subject to this Agreement and shall contain all of Netscape's notices regarding proprietary rights as contained in the Software Netscape originally provided to you. If you receive your first copy of the Software electronically and a second copy on media, the second copy may be used only for backup and archive purposes. This license does not grant you any right to any enhancement or update to the Software. Enhancements and updates, if available, may be obtained at Netscape's then current standard pricing, terms, and conditions. You may not lend, rent, lease or otherwise transfer the Software.

TITLE. Title, ownership rights, and intellectual property rights in and to the Software and Documentation shall remain in Netscape and/or its suppliers. This Agreement does not include the right to sublicense the Software and may not by assigned (by operation of law of otherwise) or transferred without the prior written consent of Netscape. You agree not to attempt to decipher, decompile or disassemble the Software or develop derivative works of the Software or knowingly allow others to do so, except to the extent applicable laws specifically prohibit such restriction. You may not modify or create derivative works of the Software.

CONTENT. Title, ownership rights, and intellectual property rights in and to the content accessed through the Software is the property of the applicable content owner and may be protected by applicable copyright or other law. This License gives you no rights to such content.

LIMITED WARRANTY. Netscape warrants that for a period of ninety (90) days from the date of acquisition, the Software, if operated as directed, will substantially achieve the functionality


Commerce/Communication/Proxy/News1.1    1                            Rev. 100995
described in the Documentation. Netscape does not warrant, however, that your use of the Software will be uninterrupted or that the operation of the Software will be error-free or secure and hereby disclaims any and all liability on account thereof. In addition, the security mechanism implemented by the Software has inherent limitations and you must determine that the software sufficiently meets your needs. Netscape also warrants that the media containing the Software, if provided by Netscape, is free from defects in material and workmanship and will so remain for ninety (90) days from the date you acquire the Software. Netscape's sole liability for any breach of this warranty shall be, in Netscape's sole discretion: (i) to replace your defective media; or (ii) to advise you how to achieve substantially the same functionality with the Software as described in the Documentation through a procedure different from that set forth in the Documentation; or (iii) if the above remedies are impracticable, to refund the license fee you paid for the Software. Repaired, corrected, or replaced Software and Documentation shall be covered by this limited warranty for the period remaining under the warranty that covered the original Software, or if longer, for thirty (30) days after the date (a) of shipment to you of the repaired or replaced Software, or (b) Netscape advised you how to operate the Software so as to achieve the functionality described in the Documentation. Only if you inform Netscape of your problem with the Software during the applicable warranty period and provide evidence of the date you acquired the Software will Netscape be obligated to honor this warranty. THIS IS A LIMITED WARRANTY AND IT IS THE ONLY WARRANTY MADE BY NETSCAPE. NETSCAPE MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR CONDITIONS OF NONINFRINGEMENT OF THIRD PARTIES' RIGHTS, OF MERCHANTABILITY AND OF FITNESS FOR A PARTICULAR PURPOSE. NO NETSCAPE DEALER, AGENT, OR EMPLOYEE IS AUTHORIZED TO MAKE ANY MODIFICATIONS, EXTENSIONS, OR ADDITIONS TO THIS WARRANTY. If any modifications are made to the Software by you during the warranty period; if the media is subjected to accident, abuse, or improper use; or if you violate the terms of this Agreement, then this warranty shall immediately be terminated. This warranty shall not apply if the Software is used on or in conjunction with hardware or programs other than the unmodified version of hardware and programs with which the Software was designed to be used as described in the Documentation.

SOME STATES OR JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS, AND YOU MAY HAVE OTHER LEGAL RIGHTS THAT VARY FROM STATE TO STATE OR BY JURISDICTION.

LIMITATION OF LIABILITY. UNDER NO CIRCUMSTANCES AND UNDER NO LEGAL THEORY, TORT, CONTRACT, OR OTHERWISE, SHALL NETSCAPE OR ITS SUPPLIERS OR RESELLERS BE LIABLE TO YOU OR ANY OTHER PERSON FOR ANY INDIRECT, SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES OF ANY CHARACTER INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF GOODWILL, WORK STOPPAGE, COMPUTER FAILURE OR MALFUNCTION, OR ANY AND ALL OTHER COMMERCIAL DAMAGES OR LOSSES, OR FOR ANY DAMAGES IN EXCESS OF NETSCAPE'S LIST PRICE FOR A LICENSE TO THE SOFTWARE AND DOCUMENTATION, EVEN IF NETSCAPE SHALL HAVE BEEN INFORMED OF THE POSSIBILITY OF SUCH DAMAGES, OR FOR ANY CLAIM BY ANY OTHER PARTY. THIS LIMITATION OF LIABILITY SHALL NOT APPLY TO LIABILITY FOR DEATH OR PERSONAL INJURY TO THE EXTENT APPLICABLE LAW PROHIBITS SUCH LIMITATION. FURTHERMORE, SOME STATES AND JURISDICTIONS DO NOT ALLOW THE LIMITATION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES SO THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU.

EXPORT. You may not download or otherwise export or reexport the Software or any underlying information or technology except in full compliance with all United States and other applicable laws and regulations as follows:

None of the Software or underlying information or technology may be downloaded or otherwise exported or reexported (i) into (or to a national resident of) Cuba, Iraq, Libya, Yugoslavia, North


Commerce/Communication/Proxy/News1.1    2                            Rev. 100995

Korea, Iran, Syria or any other country to which the U.S. has embargoed goods; or (ii) to anyone on the U.S. Treasury Department's list of Specially Designated Nationals or the U.S. Commerce Department's Table of Denial Orders. By downloading or using the Software, you are agreeing to the foregoing and you are representing and warranting that you are not located in, under the control of, or a national or resident of any such country or on any such list.

In addition, if the licensed Software is identified as a not-for-export product (for example, on the box, media or in the installation process), then the following applies: EXCEPT FOR EXPORT TO CANADA FOR USE IN CANADA BY CANADIAN CITIZENS, THE SOFTWARE AND ANY UNDERLYING TECHNOLOGY MAY NOT BE EXPORTED OUTSIDE THE UNITED STATES OR TO ANY FOREIGN ENTITY OR "FOREIGN PERSON," AS DEFINED BY U.S. GOVERNMENT REGULATIONS, INCLUDING WITHOUT LIMITATION, ANYONE WHO IS NOT A CITIZEN, NATIONAL OR LAWFUL PERMANENT RESIDENT OF THE UNITED STATES. BY DOWNLOADING OR USING THE SOFTWARE, YOU ARE AGREEING TO THE FOREGOING AND YOU ARE WARRANTING THAT YOU ARE NOT A "FOREIGN PERSON" OR UNDER THE CONTROL OF A FOREIGN PERSON.

TERMINATION. Either party may terminate this Agreement immediately in the event of default by the other party. Upon any termination of this Agreement, you shall immediately discontinue the use of the Software and shall within ten (10) days return to Netscape all copies of the Software and Documentation. You may also terminate the Agreement at any time by destroying the Software and Documentation and all copies thereof. Your obligations to pay accrued charges and fees shall survive any termination of this Agreement.

MISCELLANEOUS. This Agreement represents the complete and exclusive statement of the agreements concerning this license between the parties and supersedes all prior agreements and representations between them. It may be amended only by a writing executed by both parties. THE ACCEPTANCE OF ANY PURCHASE ORDER PLACED BY YOU FOR THE SOFTWARE AND/OR DOCUMENTATION IS EXPRESSLY MADE CONDITIONAL ON YOUR ASSENT TO THE TERMS AND CONDITIONS SET FORTH HEREIN, AND NOT THOSE CONTAINED IN YOUR PURCHASE ORDER. If any provision of this Agreement is held to be unenforceable for any reason, such provision shall be reformed only to the extent necessary to make it enforceable, and such decision shall not affect the enforceability (I) of such provision under other circumstances of (ii) of the remaining provisions hereof under all circumstances. Headings shall not be considered in interpreting this Agreement. This Agreement shall be governed by and construed under California law as such law applies to agreements between California residents entered into and to be performed entirely within California, except as governed by Federal law. This Agreement will not be governed by the United Nations Convention of Contracts for the International Sale of Goods, the application of which is hereby expressly excluded.

U.S. GOVERNMENT RESTRICTED RIGHTS. Use, duplication or disclosure by the Government is subject to restrictions set forth in subparagraphs (a) through (d) of the Commercial Computer-Restricted Rights clause at FAR 52.227-19 when applicable, or in subparagraph (c)(1)(ii) of the Rights in Technical Data and Computer Software clause at DFARS 252.227-7013, and in similar clauses in the NASDA FAR Supplement. Contractor/manufacturer is Netscape Communications Corporation, 501 East Middlefield Road, Mountain View, CA 94043.


Commerce/Communication/Proxy/News1.1    3                            Rev. 100995

                                  ATTACHMENT D
                         QUARTERLY POINT OF SALE REPORT

Network Service Provider Name and address:
                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

POS Report Contact Name:
                                        ----------------------------------------
POS Report Contact Phone:
                                        ----------------------------------------
POS Report Contact e:mail:
                                        ----------------------------------------


Report for (check one):

     November through January (due February 10)
-----

     February through April (due May 10)
-----

     May through July (due August 10)
-----

     August through October (due November 10)
-----




                                                              Number of          Number of
                                                            New Registered        Products
                                                                Users            Initially
                                                            that have been          used          Number of
               Netscape      Quantity/Mo       Price/Uni    Active Users for    internally by    Active Users
Month/Year     Product#        nth              t           30 days/Month         IDT/Month      End of Month
----------     --------       ----              -           -------------         ---------      ------------


[First     ------------    ------------     ------------    ------------        ------------     ------------
Month]         ----            ----            ----            ----                ----              ----


[Second    ------------    ------------     ------------    ------------        ------------     ------------
Month]         ----            ----            ----            ----                ----              ----


[Third     ------------    ------------     ------------    ------------        ------------     ------------
Month]         ----            ----            ----            ----                ----              ----




Add columns for: Subscription and No Subscription (must equal total quantity of Netscape Products licensed) for each Netscape Product and Major Updates distributed for each Netscape Product

                                  ATTACHMENT E
                            MAINTENANCE AND SUPPORT

1. Maintenance/Minor Updates. In consideration of the maintenance and support fee set forth in Section 3 of Attachment B, Netscape will provide to IDT any Minor Updates made generally available during the one (1) year term for which maintenance and support fees have been paid. IDT and not Netscape will be responsible for providing Minor Updates to its Distributors and End Users. The expenses of any such distribution will be paid by IDT [

]* to the extent consistent with policies of both companies. IDT and Netscape agree to discuss monthly support issues and processes.

2. Technical Support. In consideration of the maintenance and support fee set forth in Section 3 of Attachment B, Netscape will provide IDT for the one (1) year term for which maintenance and support fees have been paid with Netscape's backend technical support services, as further described herein.

     a. Back-end Support. Netscape will provide back-end support to IDT for Program Errors not resolved by IDT pursuant to IDT's support policies and in accordance with subsection (b) below. This support includes efforts to identify defective source code and to provide corrections, workarounds and/or patches to correct Program Errors. Netscape will provide IDT with a telephone number and an e-mail address which IDT may use to report Program Errors during Netscape's local California business hours (5am - 5pm Pacific Standard Time). Netscape will designate one (1) primary and one (1) alternate technical support representative for IDT. For priority 1 or 2 failures, IDT agrees to notify Netscape via both telephone and e-mail. IDT will identify two (2) members of its customer support staff and an alternate to act as the primary technical liaisons responsible for all communications with Netscape's technical support representatives. Such liaisons will have sufficient technical expertise, training and/or experience for IDT to perform its obligations hereunder. Within one (1) week after the Effective Date, IDT will designate its liaisons. Notification will be in writing and/or e-mail to Netscape. IDT may substitute contacts at any time by providing to Netscape one (1) week's prior written and/or electronic notice thereof.

     Netscape will make reasonable efforts to correct significant Program Errors that IDT identifies, classifies and reports to Netscape and that Netscape substantiates. Netscape may reclassify Program Errors if it reasonably believes that IDT's classification is incorrect. IDT will provide sufficient information to enable Netscape to duplicate the Program Error before Netscape's response obligations will commence. Netscape will not be required to correct any Program Error caused by (a) IDT's incorporation or attachment of a feature, program, or device to the Netscape Products, or any part thereof; (b) any nonconformance cause by accident, transportation, neglect, or misuse, or an alteration, modification, or enhancement (except as permitted by and in accordance with the Enterprise Kit), or the Netscape Products; (c) the failure to provide a suitable installation environment;
     (d) use of the Netscape Products for other than the specific purpose for which the Netscape Products are designed; (e) use of the Netscape Products on any systems other than the specified hardware platform for such Netscape Products; (f) IDT's use of defective media or defective duplication of the Netscape Products; or (g) IDT's failure to incorporate any Minor Update previously released by Netscape which corrects such Program Error.

     Provided Program Error reports are received by Netscape during Netscape's local California business hours (5am - 5pm Pacific Standard Time), Netscape will use its best commercial efforts to communicate with IDT about the Program Error via telephone or e-mail within the following targeted response times:


------------------------------------------------------------------------------------------------------------------------------------

Priority                Failure Description                                                     Response Time
   1                    Fatal (no useful work can be done)                                      10 working hours
------------------------------------------------------------------------------------------------------------------------------------



IDT pa-69666.2                       -30-                           Rev. 030496
CONFIDENTIAL


           Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission

------------------------------------------------------------------------------------------------------------------------------------

   2                    Severe Impact (functionally disabled):  errors                          1 working day
                        which result in a lack of application functionality or
                        causes intermittent system failure
------------------------------------------------------------------------------------------------------------------------------------

   3                    Degraded Operations:  errors causing malfunction                        3 working days
                        on non-critical functions
------------------------------------------------------------------------------------------------------------------------------------

   4                    Minimal Impact:  attributes and/or options to utility                   Futures release, on
                        programs do not operate as stated                                       business justifiable basis
------------------------------------------------------------------------------------------------------------------------------------

   5                    Enhancement Request                                                     When applicable
------------------------------------------------------------------------------------------------------------------------------------


Netscape will use reasonable commercial efforts to resolve each significant Program Error by providing either a reasonable workaround, and object code patch, or a specific action plan for how Netscape will address the problem and an estimate of how long it will take to rectify the defect. Netscape reserves the right to charge IDT additional fees at its then-standard rates for services performed in connection with reported Program Errors which are later determined to have been due to hardware or software not supplied by Netscape. Notwithstanding the foregoing, Netscape has no obligation to perform services in connection with Program Errors (i) resulting from hardware or software not supplied by Netscape; or (ii) which occur in the Netscape Product release which is not the then-current release.

b. Front-line Support. IDT, and not Netscape, will provide front-line, or first and second level, technical support to its Distributors and End Users. IDT shall employ at least two (2) fully trained full time support personnel and provide support five days a week between 8:00AM to 5:00pm local time. Such support includes call receipt, entitlement verification, call screening, installation assistance, problem identification and diagnosis, product defect determination, efforts to create a repeatable demonstration of the Program Error and, if applicable, the replacement of any defective media. IDT agrees that any documentation or packaging distributed by IDT will clearly and conspicuously state that End Users should call IDT for technical support for the Netscape Products and shall not reference Netscape in any manner with respect to support. Netscape will have no obligation to furnish any assistance, information or documentation with respect to the Netscape Products, to any Distributor or End User. If Netscape customer support representatives are being contacted by a significant number of IDT's Distributors or End Users then, upon Netscape's request, IDT and Netscape will cooperate to minimize such contact. In the event Netscape is able to identify any End User obtaining front-line support from Netscape as a customer of IDT, IDT hereby agrees to pay Netscape the then current charges for such support as set forth in Netscape's price list for End User support. Netscape shall promptly notify IDT of such charges.

IDT pa-69666.2                       -31-                           Rev. 030496
CONFIDENTIAL

                                  ATTACHMENT F
                 NETSCAPE NAVIGATOR CUSTOM PROGRAM REQUEST FORM

See attached




IDT pa-693662                                                        REV 030496
CONFIDENTIAL

Netscape Confidential

Netscape Navigator Custom Program Request Form

This document is intended to provide a template of what can be customized in Netscape Navigator 2.0 for Windows.

Please electronically complete this template and return to Catherine Evans for acceptance and scheduling at cat@netscape.com

Due to differing specification requirements, duration of each customization will vary. Please contact Cat for an delivery target date.

This document is not a formal contract between the customer and Netscape Communications Corporation. Netscape Communications Corporation is under no obligation to complete the requested changes until a contract has been signed by the customer and Netscape Communications.

Customer Name: __________________________________________________

Customer Address: _______________________________________________

                  _______________________________________________

                  _______________________________________________

Customer Phone number: __________________________________________

Customer e-mail address: ________________________________________

Netscape Employee Representing Customer: ________________________

Representatives e-mail: ___________ phone number: _______________

Navigator Version(s) to be customized:

r 2.0 LAN - 16 bit - domestic       r 2.0 LAN - 16 bit - export

r 2.0 LAN - 32 bit - domestic       r 2.0 LAN - 32 bit - export

Each version customized will be assessed a separate customization fee. Please speak to your Netscape Representative to discuss fee schedule and contract details.

       ****No customization work will begin until a contract is signed****





2.0 Windows v1.4                                      3/20/96

Netscape Confidential

[GRAPHIC OF NETSCAPE PREFERENCES MENU SCREEN OMITTED]

Preferences

User Agent: limited to 10 alpha numeric characters "_" and "-" (underscore and hyphen)

      r Netscape to choose

      r Customize _ _ _ _ _ _ _ _ _ _

Homepage:

      r Leave pointing to Netscape

      r Customize

            URL: ____________________________________

            Auto load Home page?

            r Yes (default)         r No

Services: specify server name if you'd like it to be locked.

      Outgoing Mail (SMTP) Server: _______________________

      Incoming Mail (POP) Server: ________________________

      News (NNTP) Server: ________________________________

Leave Mail on Server: r Yes (default)           r No

User Organization: _______________________________________

This information is used to identify you in email messages and news articles.

Proxy Information:

A network proxy is a conduit between your computer and the internet and is used to access the internet through a firewall. If you have a direct connection to the internet you do not need to configure proxies.

      r No Proxies

      r Manual Proxy Configuration (see below if you'd like to lock-in proxies)

      r Automatic Proxy Configuration

            Configuration Location (URL): __________________________

Manual Proxy Configuration:

You may configure a proxy and port number for each of the internet protocols that Netscape supports.

FTP Proxy: ______________________         Port: ______

Gopher Proxy: ___________________         Port: ______





2.0 Windows v1.4                                      3/20/96

Netscape Confidential



HTTP Proxy: ________________________      Port: ______

Security Proxy: ____________________      Port: ______

WAIS Proxy: ________________________      Port: ______

SOCKS Host: ________________________      Port: ______

No Proxy for: ______________________



Animation:

[GRAPHIC OF NETSCAPE ANIMATION MENU SCREEN OMITTED]

      r Leave Netscape's animation

      r Customize (Netscape logo moves to toolbar for co-branding)

            -URL: _____________________________________

            -A Windows .BMP file of both small AND large version.

                  Small version is 30x30 pixels

                  Large version is 48x48 pixels

            -Frames stored continuously for each, small and large

                  (e.g. small, 20 frame = 30x600 pixel BMP file)

            -Number of Frames (maximum is 25): _____________

            -Use standard Windows 16-color palette, RGB values below

                  Color 1:    0,0,0             Color 9:    128,128,128

                  Color 2:    128,0,0           Color 10:   255,0,0

                  Color 3:    0,128,0           Color 11:   0,255,0

                  Color 4:    128,128,0         Color 12:   255,255,0

                  Color 5:    0,0,128           Color 13:   0,0,255

                  Color 6:    128,0,128         Color 14:   255,0,255

                  Color 7:    0,128,128         Color 15:   0,255,255

                  Color 8:    192,192,192       Color 16:   255,255,255

        USE MAXIMUM 16 COLORS AND SAVE ANIMATION BMP FILES IN 16 COLORS

2.0 Windows v1.4                                      3/20/96

[GRAPHIC OF NETSCAPE DIRECTORY BUTTONS SCREEN OMITTED]

Directory Buttons:

Button1

      r Leave pointing to Netscape item: ________________________

      r Customize

            Label: _________________

            URL: ________________________________________________

Button2

      r Leave pointing to Netscape item: ________________________

      r Customize

            Label: _________________

            URL: ________________________________________________

Button3

      r Leave pointing to Netscape item: ________________________

      r Customize

            Label: _________________

            URL: ________________________________________________

Button4

      r Leave pointing to Netscape item: ________________________

      r Customize

            Label: _________________

            URL: ________________________________________________

Button5

      r Leave pointing to Netscape item: ________________________

      r Customize

            Label: _________________

            URL: ________________________________________________

Button6

      r Leave pointing to Netscape item: ________________________

      r Customize

            Label: _________________

            URL: ________________________________________________

2.0 Windows v1.4                                      3/20/96

[GRAPHIC OF NETSCAPE DIRECTORY MENU SCREEN OMITTED]

Directory Menu:

Item1

      r Same as Netscape item: ______________________________________

      r Separator

      r Custom

            Label: ___________________ Keyboard Accelerator: ________

            URL: ____________________________________________________

            Status Bar Text: ________________________________________

Item2

      r Same as Netscape item: ______________________________________

      r Separator

      r Custom

            Label: ___________________ Keyboard Accelerator: ________

            URL: ____________________________________________________

            Status Bar Text: ________________________________________

Item3

      r Same as Netscape item: ______________________________________

      r Separator

      r Custom

            Label: ___________________ Keyboard Accelerator: ________

            URL: ____________________________________________________

            Status Bar Text: ________________________________________

Item4

      r Same as Netscape item: ______________________________________

      r Separator

      r Custom

            Label: ___________________ Keyboard Accelerator: ________

            URL: ____________________________________________________

            Status Bar Text: ________________________________________

2.0 Windows v1.4                                      3/20/96

Netscape Confidential                                                    Page 6

Item5

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item6

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item7

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item8

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item9

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item10

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item11

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


                                                                         3/20/96

Netscape Confidential                                                    Page 7

Item12

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item13

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item14

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item15

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Limited to 25 items (item count includes separator bars)


                                                                         3/20/96

Netscape Confidential                                                    Page 8

                                     [MENU]

Help Menu:
----------

Item1:  About Netscape...                   Keyboard Accelerator:  A


Item2

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item3

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item4

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________

Netscape Confidential                                                    Page 9


Item5

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item6

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item7

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item8

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item9

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item10

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item11

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


                                                                         3/20/96

Netscape Confidential                                                   Page 10

Item12

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item13

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item14

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Item15

     r    Same as Netscape item: _____________________________________

     r    Separator

     r    Custom

               Label: ______________________ Keyboard Accelerator: ____________

               URL: ___________________________________________________________

               Status Bar Text: _______________________________________________


Limited to 25 items (item count includes separator bars)



                                                                         3/20/96